UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09037

Nuveen Investment Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Taxable Fixed Income Funds

Annual Report September 30, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R6	Class I

Nuveen Symphony Credit Opportunities Fund	NCOAX	NCFCX	NCSRX	NCOIX
Nuveen Symphony Floating Rate Income Fund	NFRAX	NFFCX	NFRFX	NFRIX
Nuveen Symphony High Yield Bond Fund	NSYAX	NSYCX	NSYFX	NSYIX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After a sluggish first half of 2016, the U.S. economy gained some momentum in the third quarter. In fact, it was the economy’s strongest quarterly acceleration in two years, propelled by healthy consumer spending, a temporary surge in exports and a turnaround in inventories. As the year winds down, 2016 looks on track to deliver the same steady-but-slow growth that has characterized the seven-year recovery.

A year ago, the U.S. Federal Reserve (Fed) took the first step toward policy “normalization” by raising its benchmark interest rate at its December 2015 meeting. Speculation about the Fed’s intentions since then has been a strong influence on the markets. Currently, with the economy modestly growing, the return to “full” employment and a recent uptick in inflation, the Fed may be encouraged to again raise its target rate at the December 2016 meeting, after remaining on hold for nearly a year.

Global conditions continue to look subdued by comparison. Investors continue to adjust to the idea of a slower Chinese economy, which has helped commodity prices stabilize and lift global inflation expectations. The U.K.’s June 23rd “Brexit” vote to leave the European Union introduced a new set of economic and political uncertainties to the already fragile conditions across Europe. Moreover, there are growing concerns that global central banks’ unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently negative in Europe and Japan and near or at zero in the U.S., U.K. and elsewhere; nonetheless, growth has remained subdued.

Given muted global growth, the risk of policy errors by central banks around the world, the unfolding Brexit process and an uncertain political outlook with the U.S. transitioning to a new presidential administration followed by key elections across Europe in 2017, we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 22, 2016

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Portfolio Managers’

Comments

Nuveen Symphony Credit Opportunities Fund

Nuveen Symphony Floating Rate Income Fund

Nuveen Symphony High Yield Bond Fund

The Funds’ portfolios are managed by Symphony Asset Management LLC, (Symphony), an affiliate of Nuveen Investments, Inc. Gunther Stein, Chief Investment Officer and Chief Executive Officer at Symphony and Jenny Rhee manage the Nuveen Symphony Credit Opportunities Fund and the Nuveen Symphony High Yield Bond Fund, while Gunther and Scott Caraher oversee the investments of the Nuveen Symphony Floating Rate Income Fund.

Here they discuss U.S. economic and financial market conditions, key investment strategies and performance of the Funds for the twelve-month reporting period ended September 30, 2016.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended September 30, 2016?

During the twelve-month reporting period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. For the third quarter of 2016, real GDP increased at an annual rate of 2.9%, as reported by the “advance” estimate of the Bureau of Economic Analysis, up from 1.4% in the second quarter of 2016.

The labor and housing markets improved over the reporting period, although the momentum appeared to slow toward the end of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate was little changed at 5.0% in September 2016 from 5.1% in September 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.3% annual gain in August 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 5.1%, respectively.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. Although consumer spending gains were rather muted in the latter half of 2015, a spending surge in the second quarter of 2016 helped offset weaker business investment. A backdrop of low inflation also contributed to consumers’ willingness to buy. The Consumer Price Index (CPI) rose 1.5% over the twelve-month reporting period ended September 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

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Portfolio Managers’ Comments (continued)

Business investment remained weak over the reporting period. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Although energy prices rebounded off their lows and the dollar pared some of its gains in the first half of 2016, caution prevailed. Financial market turbulence in early 2016 and political uncertainties surrounding the U.K.’s “Brexit” vote to leave the European Union (EU) and the upcoming U.S. presidential election dampened capital spending.

With the current expansion considered to be on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008 to help stimulate the economy. After delaying the rate change for most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.

Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across assets that carry more risk and fueled demand for “safe haven” assets such as Treasury bonds and gold from January through mid-February. However, fear began to subside in March 2016, supporting assets that carry more risk. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank (ECB), some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally. At its April 2016 meeting, the Fed indicated its readiness to raise its benchmark rate at the next policy meeting in June. However, a very disappointing jobs growth report in May and the significant uncertainty surrounding the U.K.’s Brexit vote led the Fed to again hold rates steady at its June and July meetings. At the September meeting, the Fed indicated the case for increasing rates had strengthened but left the rate unchanged in anticipation of further progress toward its objectives. The Fed’s policy making committee has one more meeting in 2016, with expectations favoring a rate hike potentially in December.

The U.K.’s vote on June 23, 2016 to leave the EU caught investors off guard. In response, U.K. sterling fell precipitously, global equities were turbulent and safe-haven assets such as gold, the U.S. dollar and U.S. Treasuries saw notable inflows. However, the markets stabilized fairly quickly, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. July and August were relatively calm in the markets, then some headwinds resumed in September. Concerns about central bank actions in the U.S., Europe and Japan, as well as an escalation of European banking sector woes and uncertainty about the U.S. presidential election triggered elevated volatility in the markets during the final month of the reporting period. After the close of the reporting period, similar to the Brexit response, the unexpected result of the U.S. election contributed to choppy trading across global markets.

During the first half of the reporting period, particularly throughout the fourth quarter of 2015 and briefly during July when Brexit was announced, the technical sell-off in levered credit markets continued as corporate debt was re-priced across the quality spectrum with lower rated, more illiquid issues being the most adversely impacted. Early in the reporting period, growing concerns of a more pronounced economic slowdown in China and continued commodity related sector volatility resulted in deteriorating investor sentiment. This triggered a flight of capital from credit markets, particularly among retail investors, despite generally sound macroeconomic and corporate fundamentals (ex-commodity related sectors). This created a self-reinforcing technical feedback loop where initial selling put downward pressure on credit prices, prompting further selling as many investors attempted to exit the market before the technical downdraft intensified. Investor fears were further stoked by news of the closure of several high profile high yield mutual funds.

During the second half of the reporting period, markets reversed markedly and finished on a positive note. Risk assets were buoyed by increased demand and risk appetite largely due to dovish Fed rhetoric and the ECB expanding their monetary policy. Fears around Chinese growth subsiding along with damping concerns of a domestic recession also helped support the rally. With regard to credit markets specifically, the ensuing influx of capital into the high yield asset class as well as an uptick in collateralized loan obligation (CLO) issuance later in the reporting period helped drive prices.

Loan markets posted slightly positive returns for the entire reporting period. During the first half of the reporting period, the loan market traded off largely due to technical factors and in concert with general risk aversion across the broad capital markets. While overall loan

6	NUVEEN

mutual fund flows continued to be negative, institutional loan demand driven by CLO issuance helped offset retail outflows. This institutional demand provided support to the loan market, allowing it in large part to avoid the downward cycle experienced in lower quality risk assets. An uptick late in the reporting period of new CLO issuance along with a modest reversal in mutual fund outflows allowed for continued support in the asset class recovering much of the technical weakness experienced late in 2015.

Moving down the capital structure, high yield markets posted positive returns during the reporting period, as they rebounded from fourth quarter 2015 lows. The technical “storm” impacted nearly every sector of the high yield market during the fourth quarter. Most notably, energy and other commodity related sectors continued their precipitous decline. In addition, many larger, more liquid issues spanning media to information technology and across consumer sectors experienced price weakness due to their ability to be more readily sold as investors exited the high yield market. These factors were offset by an influx of capital into the high yield market by the end of the first quarter of 2016. As a result, as markets entered the second half of the reporting period market-wide concerns had begun to dissipate with net negative flows out of the high yield bond fund category being reversed and high yield bond prices recovered.

How did the Funds perform during the twelve-month reporting period ended September 30, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the one-year, five-year and/or since inception periods ended September 30, 2016. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its comparative market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What was the primary investment strategy for each Fund and how did this strategy affect the Fund’s performance for the twelve-month reporting period ended September 30, 2016?

Our investment process for the Nuveen Symphony Credit Opportunities Fund, the Nuveen Symphony Floating Rate Income Fund and the Nuveen Symphony High Yield Bond Fund is based upon fundamental, bottom-up credit analysis. After assessing sector dynamics, company business models and asset quality, our analysts make specific recommendations based on the relative value of the various types of debt within a company’s capital structure. We evaluate the potential upside and downside to any credit and concentrate our efforts on sectors with sufficient transparency to assess the downside risk and in firms that have enough assets to support meaningful recovery in case of default.

All of these Funds have owned, or currently own, loans with the London Inter-Bank Offered Rate (LIBOR) floor feature. The coupon on most senior loans consists of both LIBOR (usually 90-day U.S. LIBOR) plus a spread. For example, a senior loan might have a coupon structure of “LIBOR plus 400 basis points (bp)” in which the coupon consists of 90-day LIBOR, plus 400bp. Given today’s relatively low LIBOR rate, however, many issuers have put in place LIBOR floors to enhance the yield (and satisfy demand from investors) for newly issued loans. LIBOR floors, as the name suggests, put a “floor” on the reference LIBOR rate. LIBOR floors typically range from 150bp to 50bp. A loan with a LIBOR floor might have a structure of “LIBOR + 400bp with a 100bp LIBOR floor.” In this example, the effective coupon is 5% (100bp + 400bp as long as LIBOR is less than or equal to 100bp). As a result, as LIBOR rises from current levels, the yield on a senior loan with a LIBOR floor will not rise in lockstep until after the reference LIBOR rate exceeds the LIBOR floor. Although many loans have LIBOR floors (the asset class is one of the few that will float when interest rates begin to rise), we believe the senior loan asset class provides fixed income oriented investors with a potential safeguard from a secular rise in interest rates.

Nuveen Symphony Credit Opportunities Fund

The Fund’s Class A Shares at NAV underperformed the BofA/Merrill Lynch U.S. High Yield Master II Index, performed in line with the Custom Benchmark Index and outperformed the Lipper High Yield Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in debt instruments such as bonds, loans and convertible securities, a substantial portion of which may be rated below investment grade or, if unrated, of comparable quality. As of the end of the reporting period, the Fund’s portfolio had 16.2% senior loans and 76.9% high yield bonds. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps and credit default swaps and options on swap agreements.

NUVEEN	7

Portfolio Managers’ Comments (continued)

Several factors positively contributed to performance during the reporting period. All sectors positively contributed to performance, with the exception of the energy sector. In particular, the bonds of semiconductor manufacturer, Advanced Micro Devices Inc. contributed to performance during the reporting period. The bonds traded up following the company unveiling new hardware and software features during the reporting period and posted better than expected results. In addition, bonds and loans held in Communications Sales & Leasing, Inc. contributed to performance. The telecommunications firm performed well as the company announced their first planned acquisition and noted an overall robust merger and acquisition (M&A) strategy, which was well received by the market. Lastly, the bonds of Clear Channel Communications, Inc., a leading global media and entertainment company, also contributed to performance. These higher beta bonds have attractive yields and rallied strongly as investor risk appetite returned during the second half of the reporting period.

Several factors detracted from the Fund’s performance versus its benchmark, especially our holdings in the energy sector. During the first half of the reporting period, energy-related securities performed poorly as oil prices declined given negative revisions of global oil demand, weaker macroeconomic news and a surging U.S. dollar. Despite being underweight the energy sector, several energy-related securities detracted from overall performance. Specifically, the bonds of Legacy Reserves LP, Sandridge Energy and Energy and Exploration Partners detracted from performance. The Fund no longer holds those positions in Legacy Reserves and Sandridge Energy. In addition, diversified telecommunications services holding Intelsat Limited also detracted from performance. This lower quality credit sold off due to weak earnings and a sell-off in the high yield markets during the first half of the reporting period.

The Fund also invested in credit default swaps, which were used to provide a benefit if particular bonds’ credit quality worsened. During the current reporting period these contracts had a negative effect on performance.

Nuveen Symphony Floating Rate Income Fund

The Fund’s Class A Shares at NAV underperformed the Credit Suisse Leveraged Loan Index and outperformed the Lipper Loan Participation Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in floating rate loans and other floating rate securities, a substantial portion of which will be rated below investment grade. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in floating rate securities. Floating rate securities are defined to include floating rate loans, other floating rate debt securities, money market securities and shares of money market and short-term bond funds. The Fund may invest up to 20% of its net assets in other securities, which would primarily be fixed rate debt securities, convertible securities and equity securities received as a result of the restructuring of an issuer’s debt. A substantial portion of the Fund’s assets generally will be invested in securities rated below investment grade or, if unrated, deemed to be of comparable quality. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps, credit default swaps and options on swap agreements.

During the reporting period, the Fund’s capital was deployed into assets that we believe offered attractive current income and yield for the associated risk profile. Fundamentally, we believe that many of these companies have stable businesses, good asset coverage for senior debt holders and may perform well in a stable to slow-growth environment.

Several factors positively contributed to performance during the reporting period. All sectors positively contributed to performance, with the exception of the energy sector. In particular, the bonds of semiconductor manufacturer, Advanced Micro Devices, Inc. contributed to performance during the reporting period. The bonds traded up following the company unveiling new hardware and software features during the reporting period and posted better than expected results. In addition, bonds and loans held in Communications Sales & Leasing, Inc. contributed to performance. The telecommunications firm performed well as the company announced their first planned acquisition and noted an overall robust merger and acquisition (M&A) strategy, which was well received by the market. Clear Channel Communications, Inc., a leading global media and entertainment company, also contributed to performance. These bonds have attractive yields and rallied strongly as investor risk appetite returned during the second half of the reporting period. Lastly, the Fund also benefited from holding loans in Albertson’s LLC. We believe the food and staples retailing industry group has historically been more defensive during periods of volatility. These loans offer an attractive coupon relative to the rest of the industry group and broad market. Both the industry group and the company performed well during the reporting period.

8	NUVEEN

Several factors detracted from the Fund’s performance versus its benchmark, especially our holdings in the energy sector. During the first half of the reporting period, energy-related securities performed poorly as oil prices declined given negative revisions of global oil demand, weaker macroeconomic news and a surging U.S. dollar. Despite being underweight the energy sector during the reporting period, the loans of Energy and Exploration Partners detracted from performance. We no longer hold the position. Diversified telecommunications services holding Intelsat Limited also detracted from performance. This lower quality credit sold off due to weak earnings and a sell-off in the high yield markets during the first half of the reporting period. Lastly, the loans of Cumulus Media, Inc. detracted from performance. The loans came under pressure as the company has experienced weaker earnings than expected and a turnaround in the business has yet to take hold. We continue to hold the loans.

Nuveen Symphony High Yield Bond Fund

The Fund’s Class A Shares at NAV underperformed both the BofA/Merrill Lynch U.S. High Yield Master II Index and the Lipper High Yield Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in below investment grade bonds using a bottom up, research driven process. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds rated below investment grade or, if unrated, of comparable quality. The Fund may invest up to 20% of its net assets, collectively, in bank loans, convertible securities and equity securities. We base our investment process on fundamental, bottom-up credit analysis. After assessing sector dynamics, company business models and asset quality, our analysts make specific recommendations based on the relative value of the various types of debt within a company’s capital structure. We concentrate our efforts on sectors with sufficient transparency to assess the downside risk and in firms with enough assets to support meaningful recovery in case of default. Our focus on downside risk management favors opportunities wherein valuations can be quantified and risks assessed. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps, credit default swaps and options on swap agreements.

All sectors contributed positively to performance, with the exception of the energy sector. In particular, the bonds of semiconductor manufacturer, Advanced Micro Devices Inc. contributed to performance during the reporting period. The bonds traded up following the company unveiling new hardware and software features during the reporting period and posted better than expected results. In addition, bonds and loans held in Communication Sales & Leasing Inc. contributed to performance. The telecommunications firm performed well as the company announced their first planned acquisition and noted an overall robust merger and acquisition (M&A) strategy, which was well received by the market. Lastly, the bonds of Clear Channel Communications, Inc., a leading global media and entertainment company, also contributed to performance. These higher beta bonds have attractive yields and rallied strongly as investor risk appetite returned during the second half of the reporting period.

Several factors detracted from the Fund’s performance versus its benchmark, especially our holdings in the energy sector. During the first half of the reporting period, energy-related securities performed poorly as oil prices declined given negative revisions of global oil demand, weaker macroeconomic news and a surging U.S. dollar. Despite being underweight the energy sector during the reporting period, several energy-related securities detracted from overall performance. Specifically, the bonds of Legacy Reserves LP, Sandridge Energy and Energy and Exploration Partners detracted from performance. The Fund no longer holds those positions in Legacy Reserves and Sandridge Energy. In addition, diversified telecommunications services holding Intelsat Limited also detracted from performance. This lower quality credit sold off due to weak earnings and a sell-off in the high yield markets during the first half of the reporting period.

The Fund also invested in credit default swaps, which were used to provide a benefit if particular bonds’ credit quality worsened. During the current reporting period these contracts had a negative effect on performance.

NUVEEN	9

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Symphony Credit Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle.

Nuveen Symphony Floating Rate Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle.

Nuveen Symphony High Yield Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, liquidity risk, income risk and bond market liquidity risk which is the risk that Fund performance can be negatively affected if the Fund must sell securities at lower prices due to decreased market liquidity and increased price volatility when primary dealers of bonds have low inventories relative to the overall fixed income markets. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Because the Fund currently has less assets than a larger Fund, large inflows and outflows may impact the Fund’s market exposure and subsequently its performance. Redemption of a large number of shares may subject the Fund and its shareholders to leverage risk and disrupt the overall composition of the Fund’s portfolio and thereby impede the ability to pursue the investment strategy.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of September 30, 2016, the Funds had positive UNII balances for tax purposes. Nuveen Symphony Credit Opportunities Fund and Nuveen Symphony Floating Rate Income Fund had positive UNII balances and Nuveen Symphony High Yield Bond Fund had a negative UNII balance for financial reporting purposes.

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All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

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Fund Performance and Expense Ratios (continued)

Nuveen Symphony Credit Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2016

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	9.73%	7.45%	6.76%
Class A Shares at maximum Offering Price	4.52%	6.41%	5.95%
BofA/Merrill Lynch U.S. High Yield Master II Index	12.82%	8.24%	7.29%
Custom Benchmark Index	9.82%	7.15%	6.37%
Lipper High Yield Funds Classification Average	9.32%	7.05%	6.20%

Class C Shares	8.92%	6.66%	5.96%
Class I Shares	9.96%	7.72%	7.02%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	10.06%	2.10%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 4/28/10. Since inception return for Class R6 Shares is from 10/01/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.02%	1.77%	0.69%	0.77%
Net Expense Ratios	1.00%	1.75%	0.67%	0.75%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through January 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% (1.35% after January 31, 2018) of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

14	NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	15

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Floating Rate Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of September 30, 2016

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	4.88%	6.17%	4.60%
Class A Shares at maximum Offering Price	1.74%	5.53%	4.01%
Credit Suisse Leveraged Loan Index	5.32%	5.44%	4.22%
Lipper Loan Participation Funds Classification Average	4.79%	4.68%	3.44%

Class C Shares	4.14%	5.37%	3.81%
Class I Shares	5.14%	6.43%	4.86%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	5.24%	3.11%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 5/02/11. Since inception return for Class R6 Shares is from 1/28/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $500,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Expense Ratios	0.96%	1.71%	0.68%	0.70%

16	NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	17

Fund Performance and Expense Ratios (continued)

Nuveen Symphony High Yield Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of September 30, 2016

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	7.34%	5.08%
Class A Shares at maximum Offering Price	2.24%	3.75%
BofA/Merrill Lynch U.S. High Yield Master II Index	12.82%	5.31%
Lipper High Yield Funds Classification Average	9.32%	4.08%

Class C Shares	6.46%	4.28%
Class I Shares	7.55%	5.32%

Cumulative
Since Inception
Class R6 Shares	6.15%

Since inception returns for Class A, C and I are from 12/10/12. Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.61%	2.34%	1.32%	1.36%
Net Expense Ratios	1.01%	1.76%	0.72%	0.76%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through January 31, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2018, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

18	NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	19

Yields as of September 30, 2016

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Symphony Credit Opportunities Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	6.08%	5.68%	6.61%	6.62%
SEC 30-Day Yield-Subsidized	6.05%	5.61%	6.67%	6.61%
SEC 30-Day Yield-Unsubsidized	6.05%	5.61%	6.67%	6.61%

Nuveen Symphony Floating Rate Income Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	4.78%	4.20%	5.16%	5.17%
SEC 30-Day Yield-Subsidized	4.59%	3.98%	5.00%	4.98%
SEC 30-Day Yield-Unsubsidized	4.59%	3.98%	5.00%	4.98%

Nuveen Symphony High Yield Bond Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	5.35%	4.90%	4.88%	5.87%
SEC 30-Day Yield-Subsidized	6.10%	5.66%	6.54%	6.66%
SEC 30-Day Yield-Unsubsidized	5.29%	4.78%	4.95%	5.79%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

20	NUVEEN

Holding

Summaries as of September 30, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Symphony Credit Opportunities Fund

Fund Allocation (% of net assets)	Portfolio Composition (% of net assets)

Common Stocks	0.7%
$25 Par (or similar) Retail Preferred	0.0%
Convertible Bonds	0.5%
Corporate Bonds	76.4%
Variable Rate Senior Loan Interests	16.1%
Warrants	0.0%
Repurchase Agreements	5.1%
Other Assets Less Liabilities	1.2%
Net Assets	100%

Top Five Holdings

(% of net assets)

BMC Software Finance Inc.	2.2%
Scientific Games International Inc.	2.0%
Clear Channel Communications, Inc.	1.8%
Rite Aid Corporation	1.6%
Infor Software Parent LLC/Infor Software Parent Inc.	1.4%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

BBB	4.8%
BB or Lower	92.7%
N/R (not rated)	2.5%
Total	100%

Media	11.8%
Oil, Gas & Consumable Fuels	8.1%
Hotels, Restaurants & Leisure	5.7%
Software	5.4%
Wireless Telecommunication Services	3.8%
Health Care Providers & Services	3.5%
Communications Equipment	3.4%
Containers & Packaging	3.3%
Food & Staples Retailing	3.1%
Health Care Equipment & Supplies	3.0%
Technology Hardware, Storage & Peripherals	3.0%
Commercial Services & Supplies	2.6%
Semiconductors & Semiconductor Equipment	2.3%

Food Products	2.2%
Equity Real Estate Investment Trusts	2.1%
Diversified Telecommunication Services	2.1%
Diversified Financial Services	1.9%
Diversified Consumer Services	1.9%
Internet Software & Services	1.8%
Electric Utilities	1.7%
Multiline Retail	1.6%
Other	19.4%
Repurchase Agreements	5.1%
Other Assets Less Liabilities	1.2%
Net Assets	100%

NUVEEN	21

Holding Summaries as of September 30, 2016 (continued)

Nuveen Symphony Floating Rate Income Fund

Fund Allocation

(% of net assets)

Common Stocks	0.3%
$25 Par (or similar) Retail Preferred	0.0%
Corporate Bonds	10.8%
Variable Rate Senior Loan Interests	84.1%
Repurchase Agreements	9.7%
Other Assets Less Liabilities	(4.9)%
Net Assets	100%

Top Five Holdings

(% of net assets)

Albertson’s LLC, Repriced Term Loan B4	3.0%
First Data Corporation, Term Loan B, First Lien	2.2%
US Foods, Inc., Term Loan B	1.8%
Clear Channel Communications, Inc., Tranche D, Term Loan	1.6%
Dell International LLC, Term Loan B	1.3%

Portfolio Composition

(% of net assets)

Media	10.9%
Health Care Providers & Services	6.5%
Software	6.3%
Food & Staples Retailing	5.2%
Health Care Equipment & Supplies	4.4%
Food Products	3.9%
Semiconductors & Semiconductor Equipment	3.7%
Hotels, Restaurants & Leisure	3.6%
Technology Hardware, Storage & Peripherals	3.1%
Diversified Consumer Services	2.9%
Consumer Finance	2.8%
Diversified Telecommunication Services	2.6%
Commercial Services & Supplies	2.6%
Containers & Packaging	2.4%
Oil, Gas & Consumable Fuels	2.3%
Wireless Telecommunication Services	2.0%
Chemicals	2.0%
Electric Utilities	1.8%
Aerospace & Defense	1.6%
Machinery	1.5%
Pharmaceuticals	1.4%
Equity Real Estate Investment Trusts	1.4%
Specialty Retail	1.4%
Other	18.9%
Repurchase Agreements	9.7%
Other Assets Less Liabilities	(4.9)%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

BBB	8.3%
BB or Lower	86.3%
N/R (not rated)	5.4%
Total	100%

22	NUVEEN

Nuveen Symphony High Yield Bond Fund

Fund Allocation

(% of net assets)

Convertible Bonds	0.9%
Corporate Bonds	84.4%
Variable Rate Senior Loan Interests	8.2%
Repurchase Agreements	11.1%
Other Assets Less Liabilities	(4.6)%
Net Assets	100%

Top Five Holdings

(% of net assets)

BMC Software Finance Inc.	3.4%
Nielsen Finance LLC, Term Loan B3, First Lien	1.9%
Reynolds Group Holdings, Inc., Term Loan, First Lien	1.9%
Sequa Corporation, Term Loan B	1.8%
Scientific Games International Inc.	1.7%

Portfolio Composition

(% of net assets)

Media	9.5%
Oil, Gas & Consumable Fuels	9.2%
Software	5.7%
Containers & Packaging	5.3%
Hotels, Restaurants & Leisure	4.4%
Health Care Providers & Services	4.4%
Professional Services	4.0%
Wireless Telecommunication Services	3.5%
Communications Equipment	3.1%
Internet Software & Services	2.8%
Diversified Telecommunication Services	2.4%
Multiline Retail	2.4%
Aerospace & Defense	2.2%
Health Care Equipment & Supplies	2.1%
Food & Staples Retailing	2.1%
Food Products	2.1%
Commercial Services & Supplies	1.9%
Equity Real Estate Investment Trusts	1.8%
Marine	1.6%
Semiconductors & Semiconductor Equipment	1.5%
Technology Hardware, Storage & Peripherals	1.5%
Textiles, Apparel & Luxury Goods	1.3%
Other	18.7%
Repurchase Agreements	11.1%
Other Assets Less Liabilities	(4.6)%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)

BBB	6.1%
BB or Lower	93.7%
N/R (not rated)	0.2%
Total	100%

NUVEEN	23

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense example for Nuveen Symphony High Yield Bond Fund’s Class R6 Shares reflect only the first 92 days of the Class’s operation, they may not provide a meaningful understanding of the Class’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2016.

The beginning of the period is April 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony Credit Opportunities Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,128.60	$1,124.20	$1,129.80	$1,129.40
Expenses Incurred During the Period	$5.37	$9.35	$3.67	$4.05
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.95	$1,016.20	$1,021.55	$1,021.20
Expenses Incurred During the Period	$5.10	$8.87	$3.49	$3.84

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.01%, 1.76%, 0.69% and 0.76% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

24	NUVEEN

Nuveen Symphony Floating Rate Income Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,057.40	$1,053.50	$1,059.20	$1,058.70
Expenses Incurred During the Period	$5.14	$8.98	$3.60	$3.86
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.00	$1,016.25	$1,021.50	$1,021.25
Expenses Incurred During the Period	$5.05	$8.82	$3.54	$3.79

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 0.70% and 0.75% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Symphony High Yield Bond Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,097.20	$1,093.40	$1,061.50	$1,098.60
Expenses Incurred During the Period	$5.45	$9.32	$1.81	$4.09
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.80	$1,016.10	$1,010.81	$1,021.10
Expenses Incurred During the Period	$5.25	$8.97	$1.77	$3.94

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.04%, 1.78% and 0.78% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). For Class R6, expenses are equal to the Fund’s annualized net expense ratio of 0.70% multiplied by the average account value over period, multiplied by 92/366 (to reflect the 92 days in the period since class commencement of operations).

NUVEEN	25

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust III:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Symphony Credit Opportunities Fund, Nuveen Symphony Floating Rate Income Fund and Nuveen Symphony High Yield Bond Fund (three of the funds comprising Nuveen Investment Trust III) (the “Funds”) as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. The financial highlights for the periods presented through September 30, 2013 were audited by other auditors whose report dated November 26, 2013 expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

November 28, 2016

26	NUVEEN

Nuveen Symphony Credit Opportunities Fund

Portfolio of Investments	September 30, 2016

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 93.7%

	COMMON STOCKS – 0.7%

	Diversified Consumer Services – 0.7%

180,828	Cengage Learning Holdings II LP, (2), (3)				$3,933,009

10,050,485	Education Management Corporation, (2), (3)				1,005

18,988	Pennsylvania Virginia Corporation, (2)				124,375
	Total Diversified Consumer Services				4,058,389

	Media – 0.0%

9,292	Tribune Media Company, (4)				—

	Oil, Gas & Consumable Fuels – 0.0%

17	Energy and Exploration Partners, Inc., (2), (3)				5,950
	Total Common Stocks (cost $6,598,515)				4,064,339

Shares	Description (1)	Coupon		Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.0%

	Diversified Consumer Services – 0.0%

11,184	Education Management Corporation	7.500%		N/R	$22,368
	Total $25 Par (or similar) Retail Preferred (cost $26,272)				22,368

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	CONVERTIBLE BONDS – 0.5%

	Energy Equipment & Services – 0.1%

$1,424	Hornbeck Offshore Services Inc.	1.500%	9/01/19	B–	$811,680

	Oil, Gas & Consumable Fuels – 0.4%

5,000	Cobalt International Energy, Inc.	2.625%	12/01/19	C	2,543,750

6,000	Energy and Exploration Partners Inc., 144A, (6)	8.000%	7/01/19	N/R	6,000
11,000	Total Oil, Gas & Consumable Fuels				2,549,750
$12,424	Total Convertible Bonds (cost $9,650,860)				3,361,430

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	CORPORATE BONDS – 76.4%

	Aerospace & Defense – 0.4%

$2,350	Huntington Ingalls Industries Inc., 144A	5.000%	11/15/25	BB+	$2,485,125

605	Sequa Corporation, 144A	7.000%	12/15/17	CC	204,187
2,955	Total Aerospace & Defense				2,689,312

	Airlines – 0.3%

2,250	American Airlines Group Inc., 144A	4.625%	3/01/20	BB–	2,272,500

NUVEEN	27

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	September 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Auto Components – 0.8%

$3,000	Adient Global Holdings Limited, 144A	4.875%	8/15/26	BB	$3,000,000

1,890	Allison Transmission Inc., 144A	5.000%	10/01/24	BB	1,933,281
4,890	Total Auto Components				4,933,281

	Building Products – 0.2%

1,410	Builders FirstSource, Inc., 144A	5.625%	9/01/24	B+	1,445,250

	Chemicals – 0.6%

1,770	TPC Group Inc., 144A	8.750%	12/15/20	B3	1,372,723

1,900	Valvoline Finco Two LLC, 144A	5.500%	7/15/24	Ba3	1,990,250

825	Versum Materials, Inc., 144A	5.500%	9/30/24	BB–	847,687
4,495	Total Chemicals				4,210,660

	Commercial Services & Supplies – 1.4%

4,800	Cenveo Corporation, 144A	6.000%	8/01/19	B–	4,260,000

1,650	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	1,617,000

3,000	West Corporation, 144A	5.375%	7/15/22	B+	2,940,000
9,450	Total Commercial Services & Supplies				8,817,000

	Communications Equipment – 2.6%

5,135	Avaya Inc., 144A	7.000%	4/01/19	B2	3,787,062

15,550	Avaya Inc., 144A	10.500%	3/01/21	CCC–	3,421,000

1,500	CommScope Inc., 144A	5.000%	6/15/21	B1	1,552,500

2,550	CommScope Inc., 144A	5.500%	6/15/24	B1	2,690,250

3,510	CommScope Technologies Finance LLC, 144A	6.000%	6/15/25	B1	3,742,538

2,000	Nortel Networks Limited	4.528%	7/15/11	N/R	1,850,000
30,245	Total Communications Equipment				17,043,350

	Construction & Engineering – 0.3%

2,250	Shea Homes LP, 144A	5.875%	4/01/23	B+	2,250,000

	Construction Materials – 0.4%

2,250	Norbord Inc., 144A	6.250%	4/15/23	Ba2	2,390,625

	Consumer Finance – 1.1%

2,000	First Data Corporation, 144A	5.375%	8/15/23	BB	2,060,000

2,500	First Data Corporation, 144A	7.000%	12/01/23	B	2,643,750

2,350	First Data Corporation, 144A	5.000%	1/15/24	BB	2,385,250
6,850	Total Consumer Finance				7,089,000

	Containers & Packaging – 3.3%

4,670	Ardagh Packaging Finance PLC and Ardagh MP Holdings USA, Inc., 144A	4.625%	5/15/23	Ba3	4,699,187

4,000	BWAY Holding Company, 144A	9.125%	8/15/21	CCC	4,180,000

3,150	Cascades Inc.	5.500%	7/15/22	BB–	3,201,187

1,890	Graphic Packaging International, Inc.	4.125%	8/15/24	BB+	1,901,812

28	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Containers & Packaging (continued)

$5,627	Reynolds Group, 144A	5.125%	7/15/23	B+	$5,809,878

1,750	Sealed Air Corporation, 144A	5.500%	9/15/25	BB	1,876,875
21,087	Total Containers & Packaging				21,668,939

	Diversified Consumer Services – 0.2%

2,250	Ahern Rentals Inc., 144A	7.375%	5/15/23	B	1,456,875

	Diversified Financial Services – 1.1%

3,825	MSCI Inc., 144A	4.750%	8/01/26	BB+	3,872,812

3,150	Nationstar Mortgage LLC Capital Corporation, 144A	6.500%	8/01/18	B+	3,201,188
6,975	Total Diversified Financial Services				7,074,000

	Diversified Telecommunication Services – 2.1%

23,500	IntelSat Limited	8.125%	6/01/23	CC	7,931,250

1,750	Level 3 Financing Inc.	6.125%	1/15/21	BB	1,815,625

2,000	Level 3 Financing Inc.	5.375%	8/15/22	BB	2,090,000

1,455	Level 3 Financing Inc.	5.125%	5/01/23	BB	1,498,650
28,705	Total Diversified Telecommunication Services				13,335,525

	Equity Real Estate Investment Trusts – 1.4%

5,600	Communications Sales & Leasing Inc., 144A	6.000%	4/15/23	BB+	5,810,000

2,775	Gaming and Leisure Products Inc./GLP Capital LP Financing II Inc.	5.375%	4/15/26	BB+	2,983,125
8,375	Total Equity Real Estate Investment Trusts				8,793,125

	Electric Utilities – 0.7%

5,000	RJS Power Holdings LLC, 144A	4.625%	7/15/19	B+	4,700,000

	Electrical Equipment – 0.2%

1,325	EnerSys, 144A	5.000%	4/30/23	BB+	1,323,344

	Electronic Equipment, Instruments & Components – 0.6%

3,500	Zebra Technologies Corporation	7.250%	10/15/22	B+	3,797,500

	Energy Equipment & Services – 0.4%

2,630	NGPL PipeCo LLC ,144A	7.119%	12/15/17	BB–	2,748,350

	Food & Staples Retailing – 3.1%

3,625	Albertson’s Cos LLC/Safeway Inc./New Albertson’s Inc./Albertson’s LLC, 144A	6.625%	6/15/24	B+	3,770,000

2,695	Performance Food Group, Incorporated, 144A	5.500%	6/01/24	BB–	2,782,588

9,625	Rite Aid Corporation, 144A	6.125%	4/01/23	B	10,370,938

1,600	Rite Aid Corporation	9.250%	3/15/20	B	1,688,000

1,200	Rite Aid Corporation	6.750%	6/15/21	B	1,266,000
18,745	Total Food & Staples Retailing				19,877,526

	Food Products – 1.1%

1,800	Pinnacle Foods Inc., 144A	5.875%	1/15/24	B+	1,921,500

1,800	Treehouse Foods Inc., 144A	6.000%	2/15/24	BB	1,937,250

NUVEEN	29

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	September 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Food Products (continued)

$3,000	WhiteWave Foods Company	5.375%	10/01/22	BB–	$3,408,750
6,600	Total Food Products				7,267,500

	Health Care Equipment & Supplies – 2.6%

850	AMN Healthcare, Inc., 144A, (WI/DD)	5.125%	10/01/24	Ba3	858,500

1,335	Hologic Incorporated, 144A	5.250%	7/15/22	BB	1,416,769

8,750	Ortho-Clinical Diagnostics Inc., 144A	6.625%	5/15/22	CCC	7,721,875

3,500	Tenet Healthcare Corporation	5.000%	3/01/19	B–	3,438,750

3,300	Tenet Healthcare Corporation	8.125%	4/01/22	B–	3,300,000
17,735	Total Health Care Equipment & Supplies				16,735,894

	Health Care Providers & Services – 3.5%

1,800	Centene Corporation	5.625%	2/15/21	BB	1,912,500

2,000	Envision Healthcare Corporation, 144A	5.125%	7/01/22	B	1,990,000

1,425	HCA Inc.	5.875%	2/15/26	BB	1,519,406

2,250	HCA Inc.	5.250%	6/15/26	BBB–	2,390,625

2,365	HealthSouth Corporation	5.750%	11/01/24	B+	2,449,241

7,500	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	6,787,500

1,855	IMS Health Incorporated, 144A	5.000%	10/15/26	BB+	1,929,200

3,600	Surgical Care Affiliates Inc., 144A	6.000%	4/01/23	B–	3,780,000
22,795	Total Health Care Providers & Services				22,758,472

	Hotels, Restaurants & Leisure – 5.3%

1,865	Boyd Gaming Corporation, 144A	6.375%	4/01/26	B+	2,000,213

940	Hilton Domestic Operating Company Inc., 144A	4.250%	9/01/24	BB+	958,800

3,550	Interval Acquisition Corporation	5.625%	4/15/23	BB–	3,665,375

3,100	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 144A	5.000%	6/01/24	BB	3,239,500

4,750	Landry’s Holdings, 144A	10.250%	1/01/18	CCC+	4,850,700

3,775	MGP Escrow Issuer LLC, 144A	5.625%	5/01/24	BB–	4,094,743

2,500	Norwegian Cruise Lines, 144A	5.250%	11/15/19	BB	2,525,000

17,000	Scientific Games International Inc.	6.625%	5/15/21	CCC+	12,920,000
37,480	Total Hotels, Restaurants & Leisure				34,254,331

	Household Durables – 1.5%

2,000	KB Home	4.750%	5/15/19	B+	2,042,500

1,950	KB Home	7.000%	12/15/21	B+	2,096,250

1,600	Tempur Sealy International, Inc., 144A	5.500%	6/15/26	BB	1,648,000

4,000	Tri Pointe Holdings Inc.	4.375%	6/15/19	BB–	4,115,000
9,550	Total Household Durables				9,901,750

	Household Products – 0.5%

1,300	Revlon Consumer Products	5.750%	2/15/21	B+	1,326,000

1,500	Sprectum Brands Inc.	5.750%	7/15/25	BB	1,620,000
2,800	Total Household Products				2,946,000

30	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Insurance – 0.4%

$2,000	Fidelity & Guaranty Life Holdings Inc., 144A	6.375%	4/01/21	BB–	$2,000,000

730	Hockey Merger Sub 2 Inc., 144A	7.875%	10/01/21	CCC+	744,600
2,730	Total Insurance				2,744,600

	Internet and Direct Marketing Retail – 0.6%

3,400	Netflix Inc.	5.500%	2/15/22	B+	3,659,250

	Internet Software & Services – 0.4%

2,500	Sabre GLBL Inc., 144A	5.375%	4/15/23	Ba2	2,568,750

	IT Services – 1.1%

4,000	CDW LLC Finance	5.500%	12/01/24	BB–	4,270,000

2,900	NeuStar Inc.	4.500%	1/15/23	B+	2,595,500
6,900	Total IT Services				6,865,500

	Leisure Products – 0.4%

2,000	Carlson Travel Holdings Inc., 144A, PIK	7.500%	8/15/19	B–	1,980,000

500	Party City Holdco Inc., 144A	6.125%	8/15/23	B–	533,125
2,500	Total Leisure Products				2,513,125

	Machinery – 0.3%

1,750	Cleaver-Brooks Inc., 144A	8.750%	12/15/19	B	1,833,125

	Marine – 0.8%

2,620	Global Ship Lease Inc., 144A	10.000%	4/01/19	B	2,390,750

3,020	Teekay Offshore Partners LP/Teekay Offshore Finance Corporation	6.000%	7/30/19	N/R	2,491,500
5,640	Total Marine				4,882,250

	Media – 10.6%

3,000	Affinion Group Inc.	7.875%	12/15/18	CCC–	2,040,000

1,790	Altice US Finance I Corporation, 144A	5.375%	7/15/23	BB–	1,850,413

1,800	Cable One Inc., 144A	5.750%	6/15/22	BB	1,881,000

2,375	CCO Holdings LLC Finance Corporation, 144A	5.125%	5/01/23	BB+	2,478,906

570	CCO Holdings LLC Finance Corporation, 144A	5.750%	2/15/26	BB+	604,200

1,500	CCO Holdings LLC Finance Corporation, 144A	5.500%	5/01/26	BB+	1,571,250

4,000	Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	4,000,000

8,000	Clear Channel Communications, Inc.	10.000%	1/15/18	CC	5,240,000

30,703	Clear Channel Communications, Inc., PIK	14.000%	2/01/21	CC	11,973,929

1,000	Clear Channel Communications, Inc.	11.250%	3/01/21	Caa1	772,500

3,500	Clear Channel Communications, Inc.	9.000%	3/01/21	Caa1	2,607,500

500	Clear Channel Worldwide	7.625%	3/15/20	B–	480,000

1,925	Dish DBS Corporation, 144A	7.750%	7/01/26	Ba3	2,045,313

1,500	Dish DBS Corporation	5.875%	7/15/22	Ba3	1,545,000

1,500	Dish DBS Corporation	5.000%	3/15/23	Ba3	1,458,750

NUVEEN	31

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	September 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Media (continued)

$2,500	Dish DBS Corporation	5.875%	11/15/24	Ba3	$2,468,750

2,000	Expo Event Transco Inc., 144A	9.000%	6/15/21	B–	2,077,500

1,890	Gray Television Inc., 144A	5.125%	10/15/24	B+	1,854,562

1,800	Lamar Media Corporation	5.750%	2/01/26	Ba1	1,939,500

2,125	LIN Television Corporation	5.875%	11/15/22	B+	2,225,938

1,000	Mediacom LLC	7.250%	2/15/22	B+	1,047,500

2,875	Midcontinent Communications Finance Company, 144A	6.250%	8/01/21	B	3,011,563

1,890	Nexstar Escrow Corporation, 144A	5.625%	8/01/24	B+	1,904,175

2,500	Regal Entertainment Group	5.750%	3/15/22	B+	2,575,000

1,800	Sinclair Television Group, 144A	5.875%	3/15/26	B+	1,872,000

1,890	Sinclair Television Group, 144A	5.125%	2/15/27	B+	1,847,475

1,800	Sirius XM Radio Inc., 144A	5.375%	4/15/25	BB	1,858,500

750	Virgin Media Finance PLC, 144A	6.000%	10/15/24	B	776,257

2,300	Virgin Media Secured Finance, 144A	5.250%	1/15/26	BB+	2,334,500
90,783	Total Media				68,341,981

	Mortgage Real Estate Investment Trusts – 0.8%

1,250	iStar Inc.	4.875%	7/01/18	B+	1,256,250

4,000	iStar Inc.	5.000%	7/01/19	B+	3,989,520
5,250	Total Mortgage Real Estate Investment Trusts				5,245,770

	Multiline Retail – 1.6%

2,700	Albertsons Cos LLC/Safeway Inc./New Albertson’s Inc./Albertson’s LLC, 144A	5.750%	3/15/25	B+	2,693,250

7,375	Dollar Tree, Inc.	5.750%	3/01/23	BB	7,937,344
10,075	Total Multiline Retail				10,630,594

	Oil, Gas & Consumable Fuels – 6.7%

4,545	California Resources Corporation, 144A	8.000%	12/15/22	CCC+	3,022,425

1,890	Callon Petroleum Company, 144A, (WI/DD)	6.125%	10/01/24	B+	1,956,150

2,000	Comstock Resources Inc.	10.000%	3/15/20	CCC+	1,850,000

2,770	Denbury Resources Inc.	5.500%	5/01/22	CCC+	1,987,475

5,600	FTS International Inc., 144A	8.134%	6/15/20	B	4,756,640

2,145	Halcon Resources Corporation., 144A	12.000%	2/15/22	B–	2,145,000

1,900	Holly Energy Partners LP, 144A	6.000%	8/01/24	BB	1,966,500

3,000	Linn Energy LLC Finance Corporation, (6)	6.250%	11/01/19	N/R	755,625

2,350	Murphy Oil Corporation	6.875%	8/15/24	BBB–	2,430,104

1,000	NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	940,000

2,685	Oasis Petroleum Inc.	6.875%	3/15/22	B+	2,570,888

1,500	Parsley Energy LLC Finance Corporation, 144A	6.250%	6/01/24	B–	1,548,750

1,890	PDC Energy, Inc., 144A	6.125%	9/15/24	B+	1,965,600

1,000	PetroBakken Energy Limited, 144A, (6)	8.625%	2/01/20	N/R	50,000

32	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Oil, Gas & Consumable Fuels (continued)

$1,140	Rex Energy Corporation	1.000%	10/01/20	N/R	$621,300

8,000	Sanchez Energy Corporation	6.125%	1/15/23	B–	6,420,000

950	SM Energy Company	6.750%	9/15/26	B+	959,500

2,775	Tesoro Logistics LP Finance Corporation	6.125%	10/15/21	BB	2,899,875

2,660	Whiting Petroleum Corporation	5.000%	3/15/19	B+	2,573,550

2,000	Whiting Petroleum Corporation	5.750%	3/15/21	B+	1,870,000
51,800	Total Oil, Gas & Consumable Fuels				43,289,382

	Paper & Forest Products – 0.1%

950	Louisiana Pacific Corporation, 144A	4.875%	9/15/24	BB	950,000

	Pharmaceuticals – 1.3%

7,000	JLL Delta Dutch Newco BV, 144A	7.500%	2/01/22	CCC+	7,402,500

800	Prestige Brands Inc., 144A	6.375%	3/01/24	B	850,000
7,800	Total Pharmaceuticals				8,252,500

	Professional Services – 1.1%

2,250	IHS Markit Limited, 144A	5.000%	11/01/22	BBB	2,380,725

4,750	Nielsen Finance LLC Co, 144A	5.000%	4/15/22	BB+	4,904,375
7,000	Total Professional Services				7,285,100

	Semiconductors & Semiconductor Equipment – 1.7%

2,756	Advanced Micro Devices, Inc.	7.500%	8/15/22	CCC	2,828,345

8,575	Advanced Micro Devices, Inc.	7.000%	7/01/24	CCC	8,424,937
11,331	Total Semiconductors & Semiconductor Equipment				11,253,282

	Software – 4.9%

15,740	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	14,284,050

7,070	Boxer Parent Company Inc./BMC Software, 144A, PIK	9.000%	10/15/19	CCC+	6,398,350

9,550	Infor Software Parent LLC/Infor Software Parent Inc., 144A, PIK	7.125%	5/01/21	CCC+	9,263,500

1,700	SS&C Technologies Holdings, Inc.	5.875%	7/15/23	B+	1,789,250
34,060	Total Software				31,735,150

	Specialty Retail – 1.0%

1,673	Chino Intermediate Holdings A Inc., 144A, PIK	7.750%	5/01/19	CCC	627,454

3,000	Claires Stores, Inc., 144A	9.000%	3/15/19	CCC–	1,635,000

2,270	Jo-Ann Stores Holdings Inc., 144A, PIK	9.750%	10/15/19	CCC+	2,213,250

1,860	Penske Automotive Group, Inc.	5.500%	5/15/26	B+	1,855,350
8,803	Total Specialty Retail				6,331,054

	Technology Hardware, Storage & Peripherals – 1.3%

4,625	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	5.450%	6/15/23	BBB–	4,953,500

3,100	Western Digital Corporation, 144A	7.375%	4/01/23	BBB–	3,402,250
7,725	Total Technology Hardware, Storage & Peripherals				8,355,750

NUVEEN	33

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	September 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Textiles, Apparel & Luxury Goods – 0.2%

$2,225	Gymboree Corporation, Term Loan	9.125%	12/01/18	Caa3	$1,424,000

	Trading Companies & Distributors – 0.7%

1,425	BMC East LLC, 144A	5.500%	10/01/24	BB–	1,425,000

860	HD Supply Inc., 144A	5.750%	4/15/24	B	903,000

2,000	Rexel SA, 144A	5.250%	6/15/20	BB	2,084,600
4,285	Total Trading Companies & Distributors				4,412,600

	Transportation Infrastructure – 1.1%

8,950	CEVA Group PLC, 144A	7.000%	3/01/21	B2	7,249,500

	Wireless Telecommunication Services – 3.6%

1,900	Hughes Satellite Systems Corporation, 144A	5.250%	8/01/26	BB+	1,876,250

3,600	Sprint Communications Inc.	7.000%	8/15/20	B+	3,618,000

5,550	Sprint Corporation	7.875%	9/15/23	B+	5,605,500

2,900	T-Mobile USA Inc.	6.731%	4/28/22	BB	3,045,000

3,500	T-Mobile USA Inc.	6.625%	4/01/23	BB	3,758,125

900	T-Mobile USA Inc.	6.836%	4/28/23	BB	967,500

1,800	T-Mobile USA Inc.	6.375%	3/01/25	BB	1,957,500

2,200	UPCB Finance Limited, 144A	5.375%	1/15/25	BB	2,210,230
22,350	Total Wireless Telecommunication Services				23,038,105
$561,404	Total Corporate Bonds (cost $550,328,157)				494,641,477

Principal Amount (000)	Description (1)	Coupon (7)	Maturity (8)	Ratings (5)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 16.1% (7)

	Aerospace & Defense – 0.5%

$4,024	Sequa Corporation, Term Loan B	5.250%	6/19/17	CCC–	$3,542,463

	Commercial Services & Supplies – 1.2%

839	Education Management LLC, Tranche A, Term Loan, (6)	5.500%	7/02/20	N/R	233,814

1,542	Education Management LLC, Tranche B, Term Loan, (6)	8.500%	7/02/20	N/R	84,836

3,626	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	3,118,612

998	Protection One, Inc., Term Loan B, (WI/DD)	TBD	TBD	BB–	1,008,877

2,993	Protection One, Inc., Term Loan, First Lien	4.750%	7/01/21	Ba2	3,026,540
9,998	Total Commercial Services & Supplies				7,472,679

	Communications Equipment – 0.8%

6,287	Avaya, Inc., Term Loan B3	5.243%	10/26/17	B2	4,951,299

626	Avaya, Inc., Term Loan B7	6.250%	5/29/20	B2	463,405
6,913	Total Communications Equipment				5,414,704

	Diversified Consumer Services – 1.0%

2,556	Cengage Learning Acquisitions, Inc., Term Loan B	5.250%	6/07/23	BB–	2,558,276

34	NUVEEN

Principal Amount (000)	Description (1)	Coupon (7)	Maturity (8)	Ratings (5)	Value

	Diversified Consumer Services (continued)

$618	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	BB–	$613,149

2,726	Hilton Hotels Corporation, Series B2, Term Loan	3.100%	10/25/23	BBB	2,749,830

267	Hilton Hotels Corporation, Term Loan B2	3.500%	10/26/20	BBB	268,206

110	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B–	109,252
6,277	Total Diversified Consumer Services				6,298,713

	Diversified Financial Services – 0.8%

5,181	MGM Growth Properties, Term Loan B	4.000%	4/25/23	BB+	5,233,296

	Electric Utilities – 1.0%

5,000	Energy Future Intermediate Holding Company, Term Loan	4.250%	12/19/16	N/R	5,020,835

1,160	Texas Competitive Electric Holdings LLC, DIP Term Loan B, First Lien	5.000%	10/31/17	N/R	1,169,060

265	Texas Competitive Electric Holdings LLC, DIP Term Loan C, First Lien	5.000%	10/31/17	N/R	266,628
6,425	Total Electric Utilities				6,456,523

	Energy Equipment & Services – 0.0%

108	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	Caa2	54,692

	Equity Real Estate Investment Trusts – 0.7%

4,814	Communications Sales & Leasing, Inc., Term Loan B, First Lien	5.000%	10/24/22	BB+	4,836,327

	Food Products – 1.1%

5,985	US Foods, Inc., Term Loan B	4.000%	6/27/23	B+	6,035,232

1,019	Wilton Products, Inc., Tranche B, Term Loan	8.500%	8/30/18	N/R	850,507
7,004	Total Food Products				6,885,739

	Health Care Equipment & Supplies – 0.4%

1,945	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/09/19	B–	1,779,937

745	Sterigenics International, Inc., Term Loan B	4.250%	5/16/22	B1	745,767
2,690	Total Health Care Equipment & Supplies				2,525,704

	Hotels, Restaurants & Leisure – 0.4%

2,612	Burger King Corporation, Term Loan B	3.750%	12/10/21	Ba3	2,631,530

	Internet Software & Services – 1.4%

9,358	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	9,253,201

	IT Services – 0.5%

94	VFH Parent LLC, New Term Loan	5.250%	11/08/19	N/R	94,225

2,993	WEX, Inc., Term Loan B	4.250%	6/30/23	BB–	3,029,906
3,087	Total IT Services				3,124,131

	Media – 1.2%

814	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	776,648

5,170	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	Caa1	4,601,662

1,000	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	Caa1	725,000

NUVEEN	35

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	September 30, 2016

Principal Amount (000)	Description (1)	Coupon (7)	Maturity (8)	Ratings (5)	Value

	Media (continued)

$2,612	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B3	$1,834,760
9,596	Total Media				7,938,070

	Oil, Gas & Consumable Fuels – 1.0%

35	Energy and Exploration Partners, Term Loan, Second Lien	5.000%	5/13/22	N/R	19,300

1,240	Fieldwood Energy LLC, Term Loan, First Lien	8.000%	8/31/20	B–	1,027,315

1,046	Fieldwood Energy LLC, Term Loan, Second Lien, (DD1)	8.375%	9/30/20	CCC–	439,388

2,292	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	N/R	1,661,753

2,484	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	CCC+	1,571,150

3,955	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	B–	1,991,345
11,052	Total Oil, Gas & Consumable Fuels				6,710,251

	Semiconductors & Semiconductor Equipment – 0.6%

2,034	Avago Technologies, Term Loan B3, (WI/DD)	TBD	TBD	BBB	2,061,017

1,750	On Semiconductor Corp., Term Loan B, First Lien	3.777%	3/23/23	Ba2	1,759,480
3,784	Total Semiconductors & Semiconductor Equipment				3,820,497

	Software – 0.5%

2,992	Blackboard, Inc., Term Loan B3	6.000%	6/30/21	B1	2,992,386

	Specialty Retail – 0.5%

2,992	Petco Animal Supplies, Inc., Term Loan B1	5.000%	1/26/23	B	3,024,070

	Technology Hardware, Storage & Peripherals – 1.7%

8,121	Dell International LLC, Term Loan B	4.000%	9/07/23	BBB–	8,177,737

2,625	Diebold, Inc., Term Loan B	5.250%	11/06/23	Ba2	2,645,919
10,746	Total Technology Hardware, Storage & Peripherals				10,823,656

	Textiles, Apparel & Luxury Goods – 0.3%

2,572	Gymboree Corporation, Term Loan, (DD1)	5.000%	2/23/18	CCC+	2,055,230

	Transportation Infrastructure – 0.3%

121	Ceva Group PLC, Canadian Term Loan	6.500%	3/19/21	B2	97,153

681	Ceva Group PLC, Synthetic Letter of Credit Term Loan	6.500%	3/19/21	B2	548,044

700	Ceva Group PLC, Dutch B.V., Term Loan	6.500%	3/19/21	B2	563,489

966	Ceva Group PLC, US Term Loan	6.500%	3/19/21	B2	777,226
2,468	Total Transportation Infrastructure				1,985,912

	Wireless Telecommunication Services – 0.2%

783	Syniverse Holdings, Inc., Initial Term Loan B, First Lien, (DD1)	4.000%	4/23/19	B+	694,215

435	Syniverse Technologies, Inc., Tranche B, Term Loan, (DD1)	4.000%	4/23/19	B+	385,657
1,218	Total Wireless Telecommunication Services				1,079,872
$115,911	Total Variable Rate Senior Loan Interests (cost $113,323,737)				104,159,646

36	NUVEEN

Shares	Description (1)			Value

	WARRANTS – 0.0%

	Energy – 0.0%

5,500	Comstock Resources Inc., (4)			$37,683
	Total Warrants (cost $—)			37,683
	Total Long-Term Investments (cost $679,927,541)			606,286,943

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 5.1%

	REPURCHASE AGREEMENTS – 5.1%

$33,257	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/16, repurchase price $33,257,368, collateralized by $30,770,000 U.S. Treasury Notes, 3.500%, due 5/15/20, value $33,923,925	0.030%	10/03/16	$33,257,285
	Total Short-Term Investments (cost $33,257,285)			33,257,285
	Total Investments (cost $713,184,826) – 98.8%			639,544,228
	Other Assets Less Liabilities – 1.2%			7,700,542
	Net Assets – 100%			$647,244,770

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Rating are not covered by the report of independent registered public accounting firm.

(6)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(8)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

PIK	All or a portion of this security is payment-in-kind.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NUVEEN	37

Nuveen Symphony Floating Rate Income Fund

Portfolio of Investments	September 30, 2016

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 95.2%

	COMMON STOCKS – 0.3%

	Diversified Consumer Services – 0.3%

90,494	Cengage Learning Holdings II LP, (2), (3)				$1,968,245

3,472,418	Education Management Corporation, (2), (3)				347
	Total Diversified Consumer Services				1,968,592

	Energy Equipment & Services – 0.0%

2,052	Vantage Drill International, (2), (3)				162,877

	Health Care Providers & Services – 0.0%

101,078	Millennium Health LLC, (3)				42,958

	Oil, Gas & Consumable Fuels – 0.0%

110	Energy and Exploration Partners, Inc., (2), (3)				38,500

64	Southcross Holdings Borrower LP, (3)				22,560
	Total Oil, Gas & Consumable Fuels				61,060
	Total Common Stocks (cost $9,232,319)				2,235,487

Shares	Description (1)	Coupon		Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.0%

	Diversified Consumer Services – 0.0%

3,863	Education Management Corporation	7.500%		N/R	$7,726
	Total $25 Par (or similar) Retail Preferred (cost $9,362)				7,726

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 10.8%

	Commercial Services & Supplies – 0.3%

$2,400	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	$2,352,000

	Communications Equipment – 0.1%

160	Avaya Inc., 144A	7.000%	4/01/19	B2	118,000

3,950	Avaya Inc., 144A	10.500%	3/01/21	CCC–	869,000
4,110	Total Communications Equipment				987,000

	Containers & Packaging – 0.3%

2,147	Reynolds Group	9.875%	8/15/19	B–	2,211,410

	Diversified Telecommunication Services – 0.9%

85	Frontier Communications Corporation	6.250%	9/15/21	BB	81,706

485	IntelSat Limited	6.750%	6/01/18	CC	320,100

5,850	IntelSat Limited	7.750%	6/01/21	CC	1,945,125

6,700	IntelSat Limited	8.125%	6/01/23	CC	2,261,250

38	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Diversified Telecommunication Services (continued)

$2,500	Neptune Finco Corporation, 144A	10.125%	1/15/23	B+	$2,884,375
15,620	Total Diversified Telecommunication Services				7,492,556

	Health Care Equipment & Supplies – 2.2%

4,325	Kinetic Concepts	10.500%	11/01/18	B–	4,546,656

600	Kinetics Concept/KCI USA, Inc., 144A	7.875%	2/15/21	BB–	649,500

3,500	Tenet Healthcare Corporation	6.000%	10/01/20	BB	3,701,250

3,650	Tenet Healthcare Corporation	8.125%	4/01/22	B–	3,650,000

6,335	Tenet Healthcare Corporation	6.750%	6/15/23	B–	5,891,550
18,410	Total Health Care Equipment & Supplies				18,438,956

	Health Care Providers & Services – 0.6%

4,500	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	4,072,500

1,100	Select Medical Corporation	6.375%	6/01/21	B–	1,082,125
5,600	Total Health Care Providers & Services				5,154,625

	Hotels, Restaurants & Leisure – 0.8%

3,000	MGM Resorts International Inc.	7.750%	3/15/22	BB	3,480,000

3,700	Scientific Games International Inc.	10.000%	12/01/22	B–	3,422,500
6,700	Total Hotels, Restaurants & Leisure				6,902,500

	Media – 3.1%

1,000	CCO Holdings LLC Finance Corporation	5.750%	9/01/23	BB+	1,058,750

3,000	Cequel Communications Holding I LLC Capital, 144A	6.375%	9/15/20	B–	3,090,000

200	Charter Communications Operating LLC/Charter Communications Operating Capital Corporation, 144A	3.579%	7/23/20	BBB	209,052

7,091	Clear Channel Communications, Inc.	9.000%	12/15/19	Caa1	5,610,754

17,925	Clear Channel Communications, Inc., PIK	14.000%	2/01/21	CC	6,990,579

2,250	Clear Channel Communications, Inc.	9.000%	3/01/21	Caa1	1,676,250

6,500	Dish DBS Corporation	5.875%	11/15/24	Ba3	6,418,750

500	Expo Event Transco Inc., 144A	9.000%	6/15/21	B–	519,375
38,466	Total Media				25,573,510

	Oil, Gas & Consumable Fuels – 0.4%

1,670	California Resources Corporation, 144A	8.000%	12/15/22	CCC+	1,110,550

2,400	FTS International Inc., 144A	8.134%	6/15/20	B	2,038,560
4,070	Total Oil, Gas & Consumable Fuels				3,149,110

	Semiconductors & Semiconductor Equipment – 0.3%

771	Advanced Micro Devices, Inc.	7.500%	8/15/22	CCC	791,239

1,860	Advanced Micro Devices, Inc.	7.000%	7/01/24	CCC	1,827,450
2,631	Total Semiconductors & Semiconductor Equipment				2,618,689

	Software – 0.9%

1,250	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	1,134,375

NUVEEN	39

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	September 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Software (continued)

$1,000	Boxer Parent Company Inc./BMC Software, 144A, PIK	9.000%	10/15/19	CCC+	$905,000

5,500	Emdeon Inc.	11.000%	12/31/19	CCC+	5,788,750
7,750	Total Software				7,828,125

	Wireless Telecommunication Services – 0.9%

3,000	Sprint Capital Corporation	6.900%	5/01/19	B+	3,105,000

1,000	Sprint Corporation	7.875%	9/15/23	B+	1,010,000

1,750	T-Mobile USA Inc.	6.250%	4/01/21	BB	1,836,406

275	T-Mobile USA Inc.	6.731%	4/28/22	BB	288,750

1,250	T-Mobile USA Inc.	6.625%	4/01/23	BB	1,342,187

275	T-Mobile USA Inc.	6.836%	4/28/23	BB	295,625
7,550	Total Wireless Telecommunication Services				7,877,968
$115,454	Total Corporate Bonds (cost $113,231,106)				90,586,449

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 84.1% (5)

	Aerospace & Defense – 1.6%

$2,673	B/E Aerospace, Inc., Term Loan B, First Lien	3.790%	12/16/21	BB+	$2,703,621

2,500	Leidos Holdings, Inc., Term Loan B	3.274%	8/16/23	BBB–	2,517,707

4,790	Sequa Corporation, Term Loan B	5.250%	6/19/17	CCC–	4,216,669

4,399	Transdigm, Inc., Tranche D, Term Loan	3.830%	6/04/21	Ba2	4,403,219
14,362	Total Aerospace & Defense				13,841,216

	Air Freight & Logistics – 0.5%

798	Americold Realty Operating Partnership, Term Loan B	5.750%	12/01/22	N/R	805,980

2,978	XPO Logistics, Inc., Refinanced Term Loan B2, First Lien	4.250%	11/01/21	Ba1	2,997,264
3,776	Total Air Freight & Logistics				3,803,244

	Airlines – 1.2%

5,774	American Airlines, Inc., Term Loan B, First Lien	3.250%	6/29/20	BB+	5,793,202

4,607	US Airways, Inc., Term Loan B1	3.500%	5/23/19	BB+	4,621,180
10,381	Total Airlines				10,414,382

	Auto Components – 0.2%

1,546	American Tire Distributors, Inc., Term Loan, First Lien	5.250%	9/01/21	B–	1,529,336

	Automobiles – 1.3%

2,568	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BBB–	2,573,767

5,568	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	5,580,365

2,500	Formula One Group, Term Loan, Second Lien	7.750%	7/29/22	CCC+	2,511,720
10,636	Total Automobiles				10,665,852

40	NUVEEN

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Building Products – 0.5%

$1,921	Gates Global LLC, Term Loan	4.250%	7/06/21	B+	$1,895,379

1,874	Quikrete Holdings, Inc., Term Loan, First Lien	4.000%	9/28/20	BB–	1,890,435
3,795	Total Building Products				3,785,814

	Capital Markets – 0.5%

2,750	Thomson Reuters IP & S, Term Loan B, (WI/DD)	TBD	TBD	BB–	2,754,727

1,697	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	1,707,050
4,447	Total Capital Markets				4,461,777

	Chemicals – 2.0%

204	Avantor Performance Materials, Delayed Draw, Term Loan B, (WI/DD)	TBD	TBD	B1	204,611

796	Avantor Performance Materials, Incremental Term Loan B, (WI/DD)	TBD	TBD	N/R	800,389

1,685	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	1,691,534

366	Ineos US Finance LLC, Term Loan B, First Lien	4.250%	3/31/22	BB–	367,931

3,589	Mineral Technologies, Inc., Term Loan B2	4.750%	5/07/21	BB+	3,626,719

1,244	OM Group, Inc., Term Loan, First Lien	7.000%	10/28/21	Ba3	1,246,844

1,496	PQ Corporation, Tranche B1, Term Loan	5.750%	11/04/22	B+	1,508,407

7,240	Univar, Inc., Term Loan B, First Lien	4.250%	7/01/22	BB–	7,252,113
16,620	Total Chemicals				16,698,548

	Commercial Services & Supplies – 2.3%

1,987	Acosta, Inc., Term Loan B	4.250%	9/26/21	B1	1,897,149

1,880	CCS Income Trust, Term Loan, First Lien	6.250%	5/15/18	Caa3	1,866,726

290	Education Management LLC, Tranche A, Term Loan, (7)	5.500%	7/02/20	N/R	80,785

533	Education Management LLC, Tranche B, Term Loan, (7)	8.500%	7/02/20	N/R	29,311

4,533	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	3,898,265

417	iQor US, Inc., Term Loan, Second Lien	9.750%	4/01/22	CCC+	304,167

1,492	KAR Auction Services, Inc., Term Loan B3, First Lien	4.375%	3/09/23	BB–	1,514,402

3,000	Monitronics International, Inc., Term Loan B2, First Lien, (WI/DD)	TBD	TBD	B2	2,992,500

997	Protection One, Inc., Term Loan B	4.750%	5/02/22	BB–	1,008,877

1,985	Protection One, Inc., Term Loan, First Lien	4.750%	7/01/21	Ba2	2,007,605

1,963	Waste Industries USA, Inc., Term Loan B, First Lien	3.500%	2/27/20	BB–	1,973,634

1,995	West Corporation, Term Loan B12	3.750%	6/17/23	BB	2,009,464
21,072	Total Commercial Services & Supplies				19,582,885

	Communications Equipment – 1.1%

3,998	Avaya, Inc., Term Loan B3	5.243%	10/26/17	B2	3,148,762

4,480	Avaya, Inc., Term Loan B6	6.500%	3/31/18	B2	3,435,530

159	Avaya, Inc., Term Loan B7	6.250%	5/29/20	B2	117,690

2,274	Riverbed Technology, Inc., Term Loan B	5.000%	4/24/22	B1	2,297,158
10,911	Total Communications Equipment				8,999,140

NUVEEN	41

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	September 30, 2016

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Construction & Engineering – 0.0%

$382	Aecom Technology Corporation, Term Loan B	3.750%	10/17/21	BBB–	$384,184

	Consumer Finance – 2.8%

18,027	First Data Corporation, Term Loan B, First Lien	4.525%	3/24/21	BB	18,157,095

5,000	First Data Corporation, Term Loan B	4.275%	7/08/22	BB	5,035,765
23,027	Total Consumer Finance				23,192,860

	Containers & Packaging – 2.1%

1,714	Berry Plastics Holding Corporation, Term Loan H	3.750%	10/01/22	BB	1,720,916

7,137	BWAY Holding Company, Term Loan B, First Lien	5.500%	8/14/20	B2	7,181,111

8,750	Reynolds Group Holdings, Inc., Term Loan, First Lien, (DD1)	4.250%	2/06/23	N/R	8,787,284
17,601	Total Containers & Packaging				17,689,311

	Diversified Consumer Services – 2.6%

1,980	AlixPartners LLP, Term Loan B, First Lien	4.500%	7/28/22	B+	1,987,013

8,928	Cengage Learning Acquisitions, Inc., Term Loan B	5.250%	6/07/23	BB–	8,935,697

1,042	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	BB–	1,033,649

3,092	Hilton Hotels Corporation, Series B2, Term Loan	3.100%	10/25/23	BBB	3,118,463

302	Hilton Hotels Corporation, Term Loan B2	3.500%	10/26/20	BBB	304,160

6,677	ServiceMaster Company, Term Loan	4.250%	7/01/21	BB	6,757,760
22,021	Total Diversified Consumer Services				22,136,742

	Diversified Financial Services – 0.6%

2,750	Altisource Solutions S.A R.L., Term Loan B	4.500%	12/09/20	B+	2,585,445

1,791	MGM Growth Properties, Term Loan B	4.000%	4/25/23	BB+	1,808,910

424	WideOpenWest Finance LLC, New Term Loan B	4.500%	8/18/23	B1	422,362
4,965	Total Diversified Financial Services				4,816,717

	Diversified Telecommunication Services – 1.7%

2,405	Cincinnati Bell, Inc., Tranche B, Term Loan	4.000%	9/10/20	BB–	2,413,421

1,000	DTI Holdings, Inc., Term Loan B, First Lien, (WI/DD)	TBD	TBD	B	993,125

7,464	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan, (DD1)	3.750%	6/30/19	B1	7,125,006

997	Presidio, Inc., Refancing Term Loan, First Lien	5.250%	2/02/22	B1	997,572

3,000	Ziggo N.V., Term Loan D, First Lien	3.857%	8/31/24	BB–	3,005,313
14,866	Total Diversified Telecommunication Services				14,534,437

	Electric Utilities – 1.8%

970	EFS Cogen Holdings LLC, Term Loan B	5.250%	6/28/23	BB	982,310

7,362	Energy Future Intermediate Holding Company, Term Loan	4.250%	12/19/16	N/R	7,393,117

5,293	Texas Competitive Electric Holdings LLC, DIP Term Loan B, First Lien	5.000%	10/31/17	BB–	5,332,554

1,207	Texas Competitive Electric Holdings LLC, DIP Term Loan C, First Lien	5.000%	10/31/17	BB–	1,216,196
14,832	Total Electric Utilities				14,924,177

	Electrical Equipment – 0.1%

1,125	MTS Systems, Term Loan B	5.000%	7/05/23	BB–	1,136,250

42	NUVEEN

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Electronic Equipment, Instruments & Components – 0.3%

$2,920	TTM Technologies, Inc., New Term Loan, First Lien	5.107%	5/31/21	BB–	$2,941,697

	Energy Equipment & Services – 0.6%

1,472	C&J Holding Co., Term Loan B1, (7)	0.000%	3/24/20	N/R	1,235,539

3,124	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	Caa2	1,581,425

599	Dynamic Energy Services International LLC, Term Loan	11.000%	3/06/18	N/R	434,539

1,588	Seventy Seven Operating LLC, Term Loan B, (DD1)	3.752%	6/25/20	B	1,380,633
6,783	Total Energy Equipment & Services				4,632,136

	Equity Real Estate Investment Trusts – 1.4%

6,680	Communications Sales & Leasing, Inc., Term Loan B, First Lien	5.000%	10/24/22	BB+	6,711,179

904	Realogy Corporation, Term Loan B, First Lien	3.750%	7/20/22	BB+	911,264

4,912	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	4,519,202
12,496	Total Equity Real Estate Investment Trusts				12,141,645

	Food & Staples Retailing – 5.2%

24,722	Albertson’s LLC, Repriced Term Loan B4	4.500%	8/25/21	BB	24,901,603

342	Albertson’s LLC, Term Loan B6	4.750%	6/22/23	BB	346,120

1,663	BJ’s Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	1,667,086

1,493	BJ’s Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	1,501,812

1,945	Del Monte Foods Company, Term Loan, First Lien	4.250%	2/18/21	B–	1,834,783

3,750	Rite Aid Corporation, Tranche 1, Term Loan, Second Lien	5.750%	8/21/20	BB	3,765,821

3,500	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	BB	3,512,687

5,896	Supervalu, Inc., New Term Loan	5.500%	3/21/19	BB	5,909,091
43,311	Total Food & Staples Retailing				43,439,003

	Food Products – 3.9%

3,000	Chobani, Inc., Term Loan B, (WI/DD)	TBD	TBD	Ba3	2,985,000

2,444	Hearthside Group Holdings, Term Loan, First Lien	4.500%	6/02/21	B1	2,449,004

5,744	Jacobs Douwe Egberts, Term Loan B	4.250%	7/02/22	BB	5,822,863

1,975	Keurig Green Mountain, Inc., Term Loan A, First Lien	2.313%	3/03/21	BB	1,947,844

2,361	Keurig Green Mountain, Inc., Term Loan B, First Lien	5.250%	3/03/23	BB	2,394,981

475	Pinnacle Foods Finance LLC, Term Loan H	3.250%	4/29/20	BB+	477,967

14,923	US Foods, Inc., Term Loan B	4.000%	6/27/23	B+	15,048,296

1,430	Wilton Products, Inc., Tranche B, Term Loan	8.500%	8/30/18	N/R	1,193,694
32,352	Total Food Products				32,319,649

	Health Care Equipment & Supplies – 2.2%

7,523	Acelity, Term Loan F	5.000%	8/03/18	Ba3	7,597,369

500	Alere, Inc., Term Loan B	4.250%	6/20/22	Ba3	497,491

2,881	ConvaTec Healthcare, Term Loan B	4.250%	6/15/20	N/R	2,894,205

1,980	Greatbatch, Inc., Term Loan B	5.250%	10/27/22	B	1,958,727

1,292	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	1,202,741

NUVEEN	43

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	September 30, 2016

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Health Care Equipment & Supplies (continued)

$1,945	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/09/19	B–	$1,779,937

2,569	Sterigenics International, Inc., Term Loan B	4.250%	5/16/22	B1	2,571,648
18,690	Total Health Care Equipment & Supplies				18,502,118

	Health Care Providers & Services – 5.9%

1,695	Acadia Healthcare, Inc., Term Loan B, First Lien	3.750%	2/11/22	N/R	1,707,478

2,504	Amsurg Corporation, Term Loan, First Lien	3.500%	7/16/21	Ba2	2,510,328

4,306	Community Health Systems, Inc., Term Loan A	3.333%	1/25/19	BB–	4,246,354

1,288	Community Health Systems, Inc., Term Loan G	3.750%	12/31/19	BB–	1,264,560

2,576	Community Health Systems, Inc., Term Loan H	4.000%	1/27/21	BB–	2,534,015

2,034	DJO Finance LLC, Term Loan B, First Lien	4.250%	6/08/20	B+	1,997,447

5,224	Drumm Investors LLC, Term Loan	9.500%	5/04/18	B	5,151,959

4,163	HCA, Inc., Term Loan B7, First Lien	3.588%	2/15/24	BBB–	4,202,119

2,028	Healogics, Inc., Term Loan, First Lien	5.250%	7/01/21	B	1,668,279

2,500	Healogics, Inc., Term Loan, Second Lien	9.000%	7/01/22	CCC+	1,981,250

2,000	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/21/19	CCC	1,960,000

6,818	IASIS Healthcare LLC, Term Loan B2, First Lien	4.500%	5/03/18	Ba3	6,754,856

3,434	Millennium Laboratories, Inc., Term Loan B, First Lien	7.550%	12/21/20	B–	1,635,449

1,435	MultiPlan, Inc., Term Loan B	5.000%	6/07/23	B+	1,454,892

3,075	Quorum Health Corp., Term Loan B	6.750%	4/29/22	B1	2,988,558

1,480	Select Medical Corporation, Term Loan E, First Lien	6.000%	6/01/18	Ba2	1,486,524

1,442	Select Medical Corporation, Term Loan F, First Lien	6.000%	3/03/21	Ba2	1,457,189

985	Surgical Care Affiliates LLC, Term Loan B, First Lien	4.250%	3/17/22	Ba3	992,183

2,481	Team Health, Inc., Term Loan B	3.838%	11/23/22	Ba2	2,495,983

832	U.S. Renal Care, Inc., Term Loan, First Lien	5.250%	12/30/22	B1	801,893
52,300	Total Health Care Providers & Services				49,291,316

	Health Care Technology – 0.5%

2,452	Catalent Pharma Solutions, Inc., Term Loan	4.250%	5/20/21	BB	2,471,815

2,000	Press Ganey Holdings, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	B	1,990,000
4,452	Total Health Care Technology				4,461,815

	Hotels, Restaurants & Leisure – 2.8%

2,711	Boyd Gaming Corporation, New Term Loan	3.854%	8/16/23	BB	2,732,255

1,023	Boyd Gaming Corporation, Term Loan B	4.000%	8/14/20	BB+	1,028,637

1,185	Burger King Corporation, Term Loan B	3.750%	12/10/21	Ba3	1,194,057

2,918	CityCenter Holdings LLC, Term Loan	4.250%	10/16/20	BB	2,940,594

2,079	Intrawest Resorts Holdings, Inc., Initial Term Loan	5.000%	12/09/20	N/R	2,097,151

2,469	Life Time Fitness, Inc., Term Loan B	4.250%	6/10/22	BB–	2,474,665

7,865	Scientific Games Corporation, Term Loan B2	6.000%	10/01/21	Ba3	7,883,974

44	NUVEEN

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Hotels, Restaurants & Leisure (continued)

$2,954	Scientific Games Corporation, Term Loan	6.000%	10/18/20	Ba3	$2,967,093
23,204	Total Hotels, Restaurants & Leisure				23,318,426

	Household Products – 0.7%

3,000	Revlon Consumer Products Corporation, Term Loan B, First Lien	4.250%	9/07/23	Ba3	3,011,787

2,774	Spectrum Brands, Inc., Term Loan	3.500%	6/23/22	BBB–	2,788,236
5,774	Total Household Products				5,800,023

	Independent Power & Renewable Electricity Producers – 0.4%

3,000	Dynegy, Inc., Term Loan B	5.000%	6/27/23	BB	3,023,124

	Industrial Conglomerates – 0.2%

1,810	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B	1,791,495

	Insurance – 1.3%

1,481	Acrisure LLC, Term Loan	6.500%	5/19/22	CCC+	1,480,843

978	Alliant Holdings I LLC, Initial Term Loan B, First Lien	4.753%	8/12/22	B	979,532

2,978	AssuredPartners Capital, Inc., Term Loan, First Lien	5.750%	10/21/22	B	2,998,627

5,592	Hub International Holdings, Inc., Initial Term Loan	4.000%	10/02/20	Ba3	5,597,967
11,029	Total Insurance				11,056,969

	Internet and Direct Marketing Retail – 0.6%

5,276	Travelport LLC, Term Loan B	5.000%	9/02/21	B+	5,303,691

	Internet Software & Services – 1.6%

2,000	Blackboard, Inc., Term Loan B4, (WI/DD)	TBD	TBD	B+	1,980,000

1,807	Sabre Inc., Term Loan	4.000%	2/19/19	Ba2	1,817,414

1,613	Sabre Inc., Term Loan B2	4.500%	2/19/19	Ba2	1,622,276

63	Sabre Inc., Term Loan C	4.000%	2/19/18	Ba2	62,849

1,978	SkillSoft Corporation, Term Loan, Second Lien, (WI/DD)	TBD	TBD	CCC	1,190,303

6,101	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	6,033,084

750	Vertafore, Inc., Term Loan, First Lien	4.750%	6/30/23	B2	753,340
14,312	Total Internet Software & Services				13,459,266

	IT Services – 0.5%

938	EIG Investors Corp., Term Loan	6.480%	11/09/19	B1	912,488

1,647	Engility Corporation, Term Loan B2	5.750%	8/14/23	BB–	1,664,559

80	VFH Parent LLC, New Term Loan	5.250%	11/08/19	N/R	79,877

1,496	WEX, Inc., Term Loan B	4.250%	6/30/23	BB–	1,514,953
4,161	Total IT Services				4,171,877

	Leisure Products – 1.1%

2,719	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	2,625,335

1,766	Academy, Ltd., Term Loan B	5.000%	7/01/22	B	1,730,771

1,064	Equinox Holdings, Inc., New Initial Term Loan, First Lien	5.000%	1/31/20	B1	1,069,573

NUVEEN	45

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	September 30, 2016

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Leisure Products (continued)

$2,000	Four Seasons Holdings, Inc., Term Loan, Second Lien	6.250%	12/27/20	B–	$2,015,000

1,482	Planet Fitness Holdings LLC, Term Loan	4.500%	3/31/21	BB–	1,499,274
9,031	Total Leisure Products				8,939,953

	Life Sciences Tools & Services – 0.5%

4,000	Inventiv Health, Inc., Term Loan B, (WI/DD)	TBD	TBD	B	4,008,124

	Machinery – 1.5%

4,381	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	4,388,287

2,000	Safway Group Holdings LLC, Initial Term Loan, First Lien	5.750%	8/21/23	B+	2,016,666

3,950	SIG Combibloc, Term Loan B, First Lien, (WI/DD)	TBD	TBD	B1	3,961,522

1,621	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	5.500%	11/27/20	B3	1,320,944

880	Vizient, Inc., Term Loan B, First Lien	6.250%	2/13/23	B+	890,851
12,832	Total Machinery				12,578,270

	Marine – 0.1%

1,219	American Commercial Lines LLC, Term Loan B, First Lien	9.750%	11/12/20	B	1,189,805

	Media – 7.8%

987	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/23/21	B1	978,149

1,180	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	1,126,139

781	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	Caa1	694,854

990	Affinion Group Holdings, Inc., Term Loan, First Lien	6.750%	4/30/18	B1	963,493

2,444	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B1	2,236,031

1,000	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	Caa1	725,000

4,931	Cequel Communications LLC, Extended Term Loan	4.250%	12/14/22	BB–	4,967,411

2,985	Charter Communications Operating Holdings LLC, Term Loan I	3.500%	1/24/23	BBB	3,007,593

1,350	Clear Channel Communications, Inc., Term Loan E	8.024%	7/30/19	Caa1	1,038,656

17,749	Clear Channel Communications, Inc., Tranche D, Term Loan	7.274%	1/30/19	Caa1	13,670,552

10,418	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B3	7,318,320

1,531	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.750%	6/17/20	BB–	1,530,832

2,676	EMI Music Publishing LLC, Term Loan B3	4.000%	8/19/22	BB–	2,687,978

1,347	Getty Images, Inc., Term Loan B, First Lien, (DD1)	4.750%	10/18/19	B3	1,136,112

890	Gray Television, Inc., Initial Term Loan	3.938%	6/13/21	BB	895,976

1,955	IMG Worldwide, Inc., First Lien	5.250%	5/06/21	B1	1,965,264

2,125	Lions Gate Entertainment Corporation, Term Loan B, Second Lien	5.000%	3/17/22	Ba3	2,164,844

4,239	McGraw-Hill Education Holdings LLC, Term Loan B	5.000%	5/02/22	Ba3	4,266,931

368	Nexstar Broadcasting Group Term Loan B, (WI/DD)	TBD	TBD	BB+	367,261

4,132	Nexstar Broadcasting Group, Term Loan B, First Lien, (WI/DD)	TBD	TBD	BB+	4,156,997

2,985	Numericable Group S.A., Term Loan	4.752%	2/10/23	B+	3,012,984

3,811	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.750%	8/14/20	B	3,706,033

46	NUVEEN

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Media (continued)

$3,142	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	Ba3	$3,143,720
74,016	Total Media				65,761,130

	Metals & Mining – 0.5%

948	Fairmount Minerals, Ltd., Term Loan B1, First Lien, (DD1)	4.500%	9/05/19	Caa1	843,994

1,607	Fairmount Minerals, Ltd., Term Loan B2, First Lien, (DD1)	4.500%	9/05/19	B–	1,443,391

1,819	Fortescue Metals Group, Ltd., Term Loan B, First Lien	3.750%	6/30/19	BBB–	1,819,489
4,374	Total Metals & Mining				4,106,874

	Mortgage Real Estate Investment Trusts – 0.1%

1,139	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB	1,139,774

	Multiline Retail – 1.2%

2,955	Bass Pro Group LLC, Term Loan B, First Lien	4.000%	6/05/20	BB–	2,956,811

2,985	Belk, Inc., Term Loan B, First Lien	5.750%	12/12/22	B+	2,725,144

736	Dollar Tree, Inc., Term Loan B, First Lien	3.063%	7/06/22	BBB	740,966

1,950	Dollar Tree, Inc., Term Loan B2	4.250%	7/06/22	BBB	1,967,673

1,382	Hudson’s Bay Company, Term Loan B, First Lien	4.750%	9/30/22	BB	1,391,129
10,008	Total Multiline Retail				9,781,723

	Oil, Gas & Consumable Fuels – 1.9%

3,035	C&J Holding Co., Term Loan B2, (7)	0.000%	3/24/22	N/R	2,544,036

481	Crestwood Holdings LLC, Term Loan B	9.000%	6/19/19	B3	446,380

231	Energy and Exploration Partners, Term Loan, Second Lien	5.000%	5/13/22	N/R	127,020

2,725	EP Energy LLC, Term Loan B, (DD1)	9.750%	6/30/21	B+	2,682,240

1,663	Fieldwood Energy LLC, Term Loan, First Lien	3.875%	10/01/18	B2	1,463,917

1,048	Fieldwood Energy LLC, Term Loan, First Lien	8.000%	8/31/20	B–	868,669

1,103	Fieldwood Energy LLC, Term Loan, Second Lien, (DD1)	8.375%	9/30/20	CCC–	463,367

2,412	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	N/R	1,748,788

6,004	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	CCC+	3,797,239

3,037	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	B–	1,528,712

58	Southcross Holdings Borrower L.P., Term Loan B, First Lien	3.500%	4/13/23	CCC+	49,091
21,797	Total Oil, Gas & Consumable Fuels				15,719,459

	Pharmaceuticals – 1.4%

1,466	Patheon, Inc., Term Loan B	4.250%	3/11/21	B	1,466,555

3,173	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.250%	8/18/22	B1	3,186,750

1,940	Valeant Pharmaceuticals International, Inc., Series D2, Tranche B Term Loan	5.000%	2/13/19	N/R	1,940,617

4,082	Valeant Pharmaceuticals International, Inc., Series E1, Tranche B Term Loan	5.250%	8/05/20	N/R	4,088,155

1,485	Valeant Pharmaceuticals International, Inc., Series F1, Tranche B Term Loan	5.500%	4/01/22	Ba2	1,491,606
12,146	Total Pharmaceuticals				12,173,683

	Professional Services – 1.0%

2,351	Ceridian Corporation, Term Loan B2	4.500%	9/15/20	Ba3	2,308,194

NUVEEN	47

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	September 30, 2016

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Professional Services (continued)

$4,273	Nielsen Finance LLC, Term Loan B3, First Lien, (WI/DD)	TBD	TBD	BBB	$4,293,890

2,033	On Assignment, Inc., Term Loan B	3.500%	6/03/22	BB	2,049,854
8,657	Total Professional Services				8,651,938

	Real Estate Management & Development – 0.6%

4,654	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	4,694,953

	Road & Rail – 0.2%

1,489	Quality Distribution, Term Loan, First Lien	5.750%	8/18/22	B2	1,341,115

	Semiconductors & Semiconductor Equipment – 3.4%

10,131	Avago Technologies, Term Loan B3	3.524%	2/01/23	BBB	10,263,999

2,000	Cavium, Inc. Initial Term B Loan	3.750%	8/16/22	BB–	2,017,500

981	Cypress Semiconductor Corp, Term Loan B	6.500%	7/05/21	BB–	993,029

1,746	Micron Technology, Inc., Term Loan B, First Lien	6.530%	4/26/22	Baa2	1,768,068

2,470	Microsemi Corporation, Term Loan B, First Lien	3.750%	1/15/23	BB	2,496,282

287	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	Baa2	288,426

1,600	NXP Semiconductor LLC, Term Loan F	3.405%	12/07/20	BBB–	1,609,225

6,000	On Semiconductor Corp., Term Loan B, First Lien, (DD1)	3.777%	3/23/23	BB	6,032,502

3,000	Versum Materials, Inc.,Term Loan B, First Lien, (WI/DD)	TBD	TBD	BB+	3,021,564
28,215	Total Semiconductors & Semiconductor Equipment				28,490,595

	Software – 5.4%

1,688	Applied Systems, Inc., Initial Term Loan, First Lien	4.000%	1/25/21	B+	1,693,226

5,441	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	5,257,828

6,208	Compuware Corporation, Tranche B2, Term Loan, First Lien	6.250%	12/15/21	B	6,179,027

1,000	Compuware Corporation, Term Loan, Second Lien	9.250%	12/15/22	CCC+	944,375

5,260	Ellucian, Term Loan B, First Lien	4.750%	9/30/22	B2	5,268,485

2,397	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	2,403,701

7,346	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	BB	7,302,622

1,980	Informatica Corp.,Term Loan B	4.500%	8/05/22	B	1,928,379

696	Micro Focus International PLC, Term Loan B	4.500%	11/20/21	BB–	700,667

1,050	Micro Focus International PLC, Term Loan C	4.502%	11/20/19	BB–	1,054,156

3,098	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	3,109,266

2,000	RP Crown Parent LLC, Term Loan B, First Lien, (WI/DD)	TBD	TBD	B1	1,995,000

2,735	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B1	4.000%	7/08/22	BB	2,758,946

340	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B2	4.000%	7/08/22	BB	342,855

3,000	Uber Technologies, Inc., Term Loan B, First Lien	5.000%	7/13/23	N/R	3,005,937

1,500	Vertiv Co., Term Loan B, (WI/DD)	TBD	TBD	Ba3	1,455,000
45,739	Total Software				45,399,470

	Specialty Retail – 1.4%

1,496	Gardner Denver, Inc., Term Loan	4.250%	7/30/20	B	1,452,756

48	NUVEEN

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Specialty Retail (continued)

$1,000	Jo-Ann Stores, Inc., Term Loan B, (WI/DD)	TBD	TBD	B1	$985,000

1,707	Men’s Wearhouse, Inc., Term Loan, First Lien	5.000%	6/18/21	Ba2	1,669,927

485	Michaels Stores, Inc., Term Loan B1, First Lien, (WI/DD)	TBD	TBD	N/R	487,084

5,675	Petco Animal Supplies, Inc., Term Loan B1	5.000%	1/26/23	B	5,735,092

1,669	Petsmart, Inc., Term Loan B	4.250%	3/11/22	BB–	1,673,990
12,032	Total Specialty Retail				12,003,849

	Technology Hardware, Storage & Peripherals – 3.1%

2,000	Coinstar, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	B1	2,017,516

2,500	Dell International LLC, Term Loan A1, First Lien, (WI/DD)	TBD	TBD	BBB–	2,482,293

2,750	Dell International LLC, Term Loan A2, First Lien, (WI/DD)	TBD	TBD	BBB–	2,703,022

10,631	Dell International LLC, Term Loan B	4.000%	9/07/23	BBB–	10,704,530

7,980	Western Digital, Inc., Term Loan B1	4.500%	4/29/23	BBB–	8,077,260
25,861	Total Technology Hardware, Storage & Peripherals				25,984,621

	Textiles, Apparel & Luxury Goods – 0.4%

2,343	Gymboree Corporation, Term Loan, (DD1)	5.000%	2/23/18	CCC+	1,872,091

2,078	J Crew Group, Term Loan B, First Lien	4.000%	3/05/21	B2	1,649,661
4,421	Total Textiles, Apparel & Luxury Goods				3,521,752

	Trading Companies & Distributors – 0.4%

2,991	HD Supply, Inc., Term Loan B	3.750%	8/13/21	BB	3,002,397

	Wireless Telecommunication Services – 1.1%

1,379	Fairpoint Communications, Inc., Term Loan B	7.500%	2/14/19	B	1,383,562

2,523	Syniverse Holdings, Inc., Initial Term Loan B, First Lien, (DD1)	4.000%	4/23/19	B+	2,236,915

1,402	Syniverse Technologies, Inc., Tranche B, Term Loan, (DD1)	4.000%	4/23/19	B+	1,242,671

4,000	UPC Financing Partnership, Term Loan, First Lien	4.080%	8/31/24	BB	4,021,876
9,304	Total Wireless Telecommunication Services				8,885,024
$732,160	Total Variable Rate Senior Loan Interests (cost $721,252,544)				705,625,631
	Total Long-Term Investments (cost $843,725,331)				798,455,293

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 9.7%

	REPURCHASE AGREEMENTS – 9.7%

$81,428	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/16, repurchase price $81,428,637, collateralized by $81,230,000 U.S. Treasury Notes, 1.625%, due 8/31/19, value $83,057,675	0.030%	10/03/16		$81,428,433
	Total Short-Term Investments (cost $81,428,433)				81,428,433
	Total Investments (cost $925,153,764) – 104.9%				879,883,726
	Other Assets Less Liabilities – (4.9)%				(40,725,749)
	Net Assets – 100%				$839,157,977

NUVEEN	49

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	September 30, 2016

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Rating are not covered by the report of independent registered public accounting firm.

(5)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(6)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(7)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

PIK	All or a portion of this security is payment-in-kind.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

50	NUVEEN

Nuveen Symphony High Yield Bond Fund

Portfolio of Investments	September 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 93.5%

	CONVERTIBLE BONDS – 0.9%

	Energy Equipment & Services – 0.5%

$130	Hornbeck Offshore Services Inc.	1.500%	9/01/19	B–	$74,100

	Oil, Gas & Consumable Fuels – 0.4%

100	Cobalt International Energy, Inc.	2.625%	12/01/19	C	50,875

100	Energy and Exploration Partners Inc., 144A, (3)	8.000%	7/01/19	N/R	100
200	Total Oil, Gas & Consumable Fuels				50,975
$330	Total Convertible Bonds (cost $217,988)				125,075

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 84.4%

	Aerospace & Defense – 0.4%

$50	Huntington Ingalls Industries Inc., 144A	5.000%	11/15/25	BB+	$52,875

15	Sequa Corporation, 144A	7.000%	12/15/17	CC	5,062
65	Total Aerospace & Defense				57,937

	Airlines – 1.1%

150	American Airlines Group Inc., 144A	4.625%	3/01/20	BB–	151,500

	Auto Components – 0.6%

50	Adient Global Holdings Limited, 144A	4.875%	8/15/26	BB	50,000

35	Allison Transmission Inc., 144A	5.000%	10/01/24	BB	35,802
85	Total Auto Components				85,802

	Building Products – 0.2%

30	Builders FirstSource, Inc., 144A	5.625%	9/01/24	B+	30,750

	Capital Markets – 1.1%

150	Double Eagle Acquisition Sub, Inc., 144A, (WI/DD)	7.500%	10/01/24	CCC+	152,625

	Chemicals – 1.0%

65	TPC Group Inc., 144A	8.750%	12/15/20	B3	50,411

35	Valvoline Finco Two LLC, 144A	5.500%	7/15/24	Ba3	36,663

50	Versum Materials, Inc., 144A	5.500%	9/30/24	BB–	51,375
150	Total Chemicals				138,449

	Commercial Services & Supplies – 1.9%

75	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	4.625%	10/30/20	BBB–	78,750

200	Cenveo Corporation, 144A	6.000%	8/01/19	B–	177,500
275	Total Commercial Services & Supplies				256,250

NUVEEN	51

Nuveen Symphony High Yield Bond Fund (continued)

Portfolio of Investments	September 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Communications Equipment – 3.1%

$235	Avaya Inc., 144A	7.000%	4/01/19	B2	$173,312

175	Avaya Inc., 144A	10.500%	3/01/21	CCC–	38,500

200	CommScope Inc., 144A	5.500%	6/15/24	B1	211,000
610	Total Communications Equipment				422,812

	Construction & Engineering – 0.9%

125	Shea Homes LP, 144A	5.875%	4/01/23	B+	125,000

	Construction Materials – 1.2%

150	Norbord Inc., 144A	6.250%	4/15/23	Ba2	159,375

	Consumer Finance – 0.8%

75	First Data Corporation, 144A	7.000%	12/01/23	B	79,313

25	First Data Corporation, 144A	5.000%	1/15/24	BB	25,375
100	Total Consumer Finance				104,688

	Containers & Packaging – 3.4%

90	Ardagh Packaging Finance PLC and Ardagh MP Holdings USA, Inc., 144A	4.625%	5/15/23	Ba3	90,562

75	Cascades Inc., 144A	5.500%	7/15/22	BB–	76,219

35	Graphic Packaging International, Inc.	4.125%	8/15/24	BB+	35,219

90	Reynolds Group, 144A	5.125%	7/15/23	B+	92,925

150	Sealed Air Corporation, 144A	5.500%	9/15/25	BB	160,875
440	Total Containers & Packaging				455,800

	Diversified Consumer Services – 0.7%

150	Ahern Rentals Inc., 144A	7.375%	5/15/23	B	97,125

	Diversified Financial Services – 0.6%

75	MSCI Inc., 144A	4.750%	8/01/26	BB+	75,938

	Diversified Telecommunication Services – 2.4%

200	IntelSat Limited	7.750%	6/01/21	CC	66,500

300	IntelSat Limited	8.125%	6/01/23	CC	101,250

150	Level 3 Financing Inc.	5.125%	5/01/23	BB	154,500
650	Total Diversified Telecommunication Services				322,250

	Energy Equipment & Services – 0.6%

80	NGPL PipeCo LLC, 144A	7.119%	12/15/17	BB–	83,600

	Equity Real Estate Investment Trusts – 1.8%

150	Communications Sales & Leasing, Inc., 144A	6.000%	4/15/23	BB+	155,625

75	Gaming and Leisure Products Inc., GLP Capital LP Financing II Inc.	5.375%	4/15/26	BB+	80,625
225	Total Equity Real Estate Investment Trusts				236,250

	Food & Staples Retailing – 2.1%

50	Albertsons Cos LLC/Safeway Inc/New Albertson’s Inc/Albertson’s LLC, 144A	6.625%	6/15/24	B+	52,000

65	Performance Food Group, Incorporated, 144A	5.500%	6/01/24	BB–	67,112

52	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Food & Staples Retailing (continued)

$150	Rite Aid Corporation, 144A	6.125%	4/01/23	B	$161,625
265	Total Food & Staples Retailing				280,737

	Food Products – 2.1%

50	Pinnacle Foods Inc., 144A	5.875%	1/15/24	B+	53,375

50	Treehouse Foods Inc., 144A	6.000%	2/15/24	BB	53,813

150	WhiteWave Foods Company	5.375%	10/01/22	BB–	170,438
250	Total Food Products				277,626

	Health Care Equipment & Supplies – 2.1%

50	AMN Healthcare, Inc., 144A, (WI/DD)	5.125%	10/01/24	Ba3	50,500

100	Hologic Incorporated, 144A	5.250%	7/15/22	BB	106,125

140	Tenet Healthcare Corporation	6.750%	6/15/23	B–	130,200
290	Total Health Care Equipment & Supplies				286,825

	Health Care Providers & Services – 4.4%

50	Centene Corporation	5.625%	2/15/21	BB	53,125

150	DJO Finco Inc / DJO Finance LLC / DJO Finance Corporation, 144A	8.125%	6/15/21	CCC+	139,125

75	HCA Inc.	5.875%	2/15/26	BB	79,969

50	HCA Inc.	5.250%	6/15/26	BBB–	53,125

100	HealthSouth Corporation	5.750%	11/01/24	B+	103,562

150	Surgical Care Affiliates Inc., 144A	6.000%	4/01/23	B–	157,500
575	Total Health Care Providers & Services				586,406

	Hotels, Restaurants & Leisure – 4.4%

37	Boyd Gaming Corporation, 144A	6.375%	4/01/26	B+	39,683

20	Hilton Domestic Operating Company Inc., 144A	4.250%	9/01/24	BB+	20,400

150	Interval Acquisition Corporation	5.625%	4/15/23	BB–	154,875

65	KFC Holding Co/ Pizza Hut Holdings LLC/ Taco Bell of America LLC, 144A	5.000%	6/01/24	BB	67,925

75	MGP Escrow Issuer LLC, 144A	5.625%	5/01/24	BB–	81,353

250	Scientific Games International Inc.	10.000%	12/01/22	B–	231,249
597	Total Hotels, Restaurants & Leisure				595,485

	Household Durables – 1.1%

150	Tempur Sealy International, Inc., 144A	5.500%	6/15/26	BB	154,500

	Household Products – 1.2%

150	Sprectum Brands Inc.	5.750%	7/15/25	BB	162,000

	Internet and Direct Marketing Retail – 0.8%

100	Netflix Incorporated	5.500%	2/15/22	B+	107,625

	Internet Software & Services – 1.7%

63	Match Group Inc.	6.375%	6/01/24	BB–	68,355

150	Sabre GLBL Inc., 144A	5.375%	4/15/23	Ba2	154,125
213	Total Internet Software & Services				222,480

NUVEEN	53

Nuveen Symphony High Yield Bond Fund (continued)

Portfolio of Investments	September 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Leisure Products – 1.2%

$150	Party City Holdco Inc., 144A	6.125%	8/15/23	B–	$159,938

	Machinery – 1.2%

150	Cleaver-Brooks Inc., 144A	8.750%	12/15/19	B	157,125

	Marine – 1.6%

234	Global Ship Lease Inc., 144A	10.000%	4/01/19	B	213,525

	Media – 9.5%

150	Altice US Finance I Corporation, 144A	5.375%	7/15/23	BB–	155,063

150	Cable One Inc., 144A	5.750%	6/15/22	BB	156,750

150	CCO Holdings LLC Finance Corporation, 144A	5.750%	2/15/26	BB+	159,000

432	Clear Channel Communications, Inc., PIK	14.000%	2/01/21	CC	168,523

15	Dish DBS Corporation, 144A	7.750%	7/01/26	Ba3	15,938

150	Dish DBS Corporation	5.000%	3/15/23	Ba3	145,875

35	Gray Television Inc., 144A	5.125%	10/15/24	B+	34,344

50	Lamar Media Corporation	5.750%	2/01/26	Ba1	53,875

50	LIN Television Corporation	5.875%	11/15/22	B+	52,375

35	Nexstar Escrow Corporation, 144A	5.625%	8/01/24	B+	35,262

50	Sinclair Television Group, 144A	5.875%	3/15/26	B+	52,000

35	Sinclair Television Group, 144A	5.125%	2/15/27	B+	34,212

60	Sirius XM Radio Inc., 144A	5.375%	4/15/25	BB	61,950

150	Virgin Media Secured Finance, 144A	5.250%	1/15/26	BB+	152,250
1,512	Total Media				1,277,417

	Metals & Mining – 0.6%

75	Cliffs Natural Resources Inc., 144A	8.250%	3/31/20	B	79,594

	Mortgage Real Estate Investment Trusts – 0.4%

50	iStar Inc.	5.000%	7/01/19	B+	49,869

	Multiline Retail – 2.4%

75	Albertsons Cos LLC/Safeway Inc./New Albertson’s Inc./Albertson’s LLC, 144A	5.750%	3/15/25	B+	74,812

150	Dollar Tree, Inc.	5.750%	3/01/23	BB	161,438

75	Scotts Mircle-Gro Company, 144A	6.000%	10/15/23	B+	79,875
300	Total Multiline Retail				316,125

	Oil, Gas & Consumable Fuels – 8.8%

125	California Resources Corporation, 144A	8.000%	12/15/22	CCC+	83,125

35	Callon Petroleum Company, 144A, (WI/DD)	6.125%	10/01/24	B+	36,225

65	Denbury Resources Inc.	5.500%	5/01/22	CCC+	46,638

50	EP Energy LLC and Everest Acquisition Finance, Inc.	6.375%	6/15/23	CCC+	29,750

100	Everest Acquisition LLC Finance	9.375%	5/01/20	CCC+	71,000

100	FTS International Inc., 144A	8.134%	6/15/20	B	84,940

100	Gastar Exploration Inc.	8.625%	5/15/18	Caa3	84,000

54	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$117	Halcon Resources Corporation., 144A	12.000%	2/15/22	B–	$117,000

35	Holly Energy Partners LP, 144A	6.000%	8/01/24	BB	36,225

50	Murphy Oil Corporation	6.875%	8/15/24	BBB–	51,704

90	Oasis Petroleum Inc.	6.875%	3/15/22	B+	86,175

125	Parsley Energy LLC Finance Corporation, 144A	6.250%	6/01/24	B–	129,063

35	PDC Energy, Inc., 144A	6.125%	9/15/24	B+	36,400

40	Rex Energy Corporation	1.000%	10/01/20	N/R	21,800

120	Sanchez Energy Corporation	6.125%	1/15/23	B–	96,300

15	SM Energy Company	6.750%	9/15/26	B+	15,150

60	Tesoro Logistics LP Finance Corporation	6.125%	10/15/21	BB	62,700

100	Whiting Petroleum Corporation	5.000%	3/15/19	B+	96,750
1,362	Total Oil, Gas & Consumable Fuels				1,184,945

	Paper & Forest Products – 0.1%

15	Louisiana Pacific Corporation, 144A	4.875%	9/15/24	BB	15,000

	Pharmaceuticals – 0.7%

50	Concordia Healthcare Corporation, 144A	9.500%	10/21/22	CCC+	34,625

50	Prestige Brands Inc., 144A	6.375%	3/01/24	B	53,125
100	Total Pharmaceuticals				87,750

	Professional Services – 2.1%

125	IHS Markit Limited, 144A	5.000%	11/01/22	BBB	132,263

150	Nielsen Finance LLC Co, 144A	5.000%	4/15/22	BB+	154,875
275	Total Professional Services				287,138

	Semiconductors & Semiconductor Equipment – 1.5%

64	Advanced Micro Devices, Inc.	7.500%	8/15/22	CCC	65,680

140	Advanced Micro Devices, Inc.	7.000%	7/01/24	CCC	137,550
204	Total Semiconductors & Semiconductor Equipment				203,230

	Software – 5.7%

500	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	453,746

150	Infor Us Inc.	6.500%	5/15/22	B–	151,875

150	SS&C Technologies Holdings, Inc.	5.875%	7/15/23	B+	157,875
800	Total Software				763,496

	Specialty Retail – 0.7%

45	Jo-Ann Stores Holdings Inc., 144A, PIK	9.750%	10/15/19	CCC+	43,875

45	Penske Automotive Group, Inc.	5.500%	5/15/26	B+	44,887
90	Total Specialty Retail				88,762

	Technology Hardware, Storage & Peripherals – 1.5%

125	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	5.450%	6/15/23	BBB–	133,878

60	Western Digital Corporation, 144A	7.375%	4/01/23	BBB–	65,850
185	Total Technology Hardware, Storage & Peripherals				199,728

NUVEEN	55

Nuveen Symphony High Yield Bond Fund (continued)

Portfolio of Investments	September 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Trading Companies & Distributors – 0.5%

$25	BMC East LLC, 144A	5.500%	10/01/24	BB–	$25,000

40	HD Supply Inc., 144A	5.750%	4/15/24	B	42,000
65	Total Trading Companies & Distributors				67,000

	Transportation Infrastructure – 0.8%

125	CEVA Group PLC, 144A	7.000%	3/01/21	B2	101,251

	Wireless Telecommunication Services – 3.4%

30	Hughes Satellite Systems Corporation, 144A	5.250%	8/01/26	BB+	29,625

150	Sprint Corporation	7.125%	6/15/24	B+	146,250

150	T-Mobile USA Inc.	6.375%	3/01/25	BB	163,125

125	UPCB Finance Limited, 144A	5.375%	1/15/25	BB	125,581
455	Total Wireless Telecommunication Services				464,581
$12,247	Total Corporate Bonds (cost $11,933,322)				11,346,309

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (5)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 8.2% (4)

	Aerospace & Defense – 1.8%

$274	Sequa Corporation, Term Loan B	5.250%	6/19/17	CCC–	$241,175

	Communications Equipment – 0.0%

5	Avaya, Inc., Term Loan B7	6.250%	5/29/20	B2	3,678

	Containers & Packaging – 1.9%

250	Reynolds Group Holdings, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	B+	251,065

	Electric Utilities – 0.2%

20	Texas Competitive Electric Holdings LLC, DIP Term Loan B, First Lien	5.000%	10/31/17	BB–	20,510

5	Texas Competitive Electric Holdings LLC, DIP Term Loan C, First Lien	5.000%	10/31/17	BB–	4,678
25	Total Electric Utilities				25,188

	Internet Software & Services – 1.1%

148	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	146,103

	Professional Services – 1.9%

250	Nielsen Finance LLC, Term Loan B3, First Lien, (WI/DD)	TBD	TBD	BBB	251,224

	Textiles, Apparel & Luxury Goods – 1.3%

127	Gymboree Corporation, Term Loan, (DD1)	5.000%	2/23/18	CCC+	101,413

100	J Crew Group, Term Loan B, First Lien	4.000%	3/05/21	B2	79,393
227	Total Textiles, Apparel & Luxury Goods				180,806
$1,179	Total Variable Rate Senior Loan Interests (cost $1,072,440)				1,099,239
	Long-Term Investments (cost $13,223,750)				12,570,623

56	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 11.1%

	REPURCHASE AGREEMENTS – 11.1%

$1,492	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/16, repurchase price $1,491,538, collateralized by $1,380,000 U.S. Treasury Notes, 3.500%, due 5/15/20, value $1,521,450	0.030%	10/03/16	$1,491,534
	Total Short-Term Investments (cost $1,491,534)			1,491,534
	Total Investments (cost $14,715,284) – 104.6%			14,062,157
	Other Assets Less Liabilities – (4.6)%			(620,530)
	Net Assets – 100%			$13,441,627

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Rating are not covered by the report of independent registered public accounting firm.

(3)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issuer is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

PIK	All or a portion of this security is payment-in-kind.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NUVEEN	57

Statement of

Assets and Liabilities	September 30, 2016

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Assets
Long-term investments, at value (cost $679,927,541, $843,725,331 and $13,223,750, respectively)	$606,286,943	$798,455,293	$12,570,623
Short-term investments, at value (cost approximates value)	33,257,285	81,428,433	1,491,534
Cash	26,813	6,250	1,463
Receivable for:
Dividends	531,634	266,052	—
Interest	10,543,803	6,250,196	222,331
Investments sold	4,168,673	10,201,529	197,958
Reimbursement from Adviser	—	—	2,701
Shares sold	4,252,957	8,311,288	61,000
Other assets	111,689	118,511	17,938
Total assets	659,179,797	905,037,552	14,565,548
Liabilities
Payable for:
Dividends	438,204	202,877	39,277
Investments purchased	8,623,955	63,586,492	1,053,742
Shares redeemed	2,206,202	1,380,310	14,616
Accrued expenses:
Management fees	317,636	390,448	—
Trustees fees	33,056	32,152	73
12b-1 distribution and service fees	91,935	59,269	1,187
Other	224,039	228,027	15,026
Total liabilities	11,935,027	65,879,575	1,123,921
Net assets	$647,244,770	$839,157,977	$13,441,627
Class A Shares
Net assets	$97,671,921	$122,786,782	$2,053,951
Shares outstanding	4,857,699	6,228,505	124,780
Net asset value (“NAV”) per share	$20.11	$19.71	$16.46
Offering price per share (NAV per share plus maximum sales charge of 4.75%, 3.00% and 4.75%, respectively, of offering price)	$21.11	$20.32	$17.28
Class C Shares
Net assets	$87,787,845	$46,411,666	$939,425
Shares outstanding	4,372,153	2,354,617	57,238
NAV and offering price per share	$20.08	$19.71	$16.41
Class R6 Shares
Net assets	$9,145,683	$1,657,828	$1,133,989
Shares outstanding	454,002	83,976	68,743
NAV and offering price per share	$20.14	$19.74	$16.50
Class I Shares
Net assets	$452,639,321	$668,301,701	$9,314,262
Shares outstanding	22,507,982	33,883,396	565,799
NAV and offering price per share	$20.11	$19.72	$16.46
Net assets consist of:
Capital paid-in	$780,193,436	$908,191,638	$16,071,093
Undistributed (Over-distribution of) net investment income	2,422,453	1,953,212	(90,641)
Accumulated net realized gain (loss)	(61,730,521)	(25,716,835)	(1,885,698)
Net unrealized appreciation (depreciation)	(73,640,598)	(45,270,038)	(653,127)
Net assets	$647,244,770	$839,157,977	$13,441,627
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

58	NUVEEN

Statement of

Operations	Year Ended September 30, 2016

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Investment Income	$53,602,077	$50,928,239	$891,609
Expenses
Management fees	4,003,550	5,042,695	78,561
12b-1 service fees – Class A Shares	278,899	295,993	5,751
12b-1 distribution and service fees – Class C Shares	929,160	434,802	7,930
Shareholder servicing agent fees	606,529	445,137	5,331
Custodian fees	116,159	237,554	28,292
Trustees fees	16,584	21,617	326
Professional fees	103,322	95,128	33,094
Shareholder reporting expenses	107,291	45,662	4,984
Federal and state registration fees	101,947	92,124	42,211
Other	239,162	458,390	10,453
Total expenses before fee waiver/expense reimbursement	6,502,603	7,169,102	216,933
Fee waiver/expense reimbursement	—	—	(100,911)
Net expenses	6,502,603	7,169,102	116,022
Net investment income (loss)	47,099,474	43,759,137	775,587
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(46,291,157)	(15,265,501)	(1,466,849)
Swaps	(1,097,714)	—	(14,655)
Change in net unrealized appreciation (depreciation) of:
Investments	48,587,269	4,492,373	1,534,136
Swaps	(172,096)	—	—
Net realized and unrealized gain (loss)	1,026,302	(10,773,128)	52,632
Net increase (decrease) in net assets from operations	$48,125,776	$32,986,009	$828,219

See accompanying notes to financial statements.

NUVEEN	59

Statement of

Changes in Net Assets

	Symphony Credit Opportunities		Symphony Floating Rate Income		Symphony High Yield Bond
	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/16	Year Ended 9/30/15
Operations
Net investment income (loss)	$47,099,474	$65,358,948	$43,759,137	$50,464,206	$775,587	$1,003,307
Net realized gain (loss) from:
Investments	(46,291,157)	(11,930,466)	(15,265,501)	(7,366,496)	(1,466,849)	(321,482)
Swaps	(1,097,714)	698,817	—	—	(14,655)	—
Change in net unrealized appreciation (depreciation) of:
Investments	48,587,269	(113,104,768)	4,492,373	(42,057,030)	1,534,136	(2,192,263)
Swaps	(172,096)	172,096	—	—	—	—
Net increase (decrease) in net assets from operations	48,125,776	(58,805,373)	32,986,009	1,040,680	828,219	(1,510,438)
Distributions to Shareholders
From net investment income:
Class A Shares	(7,904,224)	(11,992,238)	(5,925,114)	(6,323,410)	(134,774)	(283,287)
Class C Shares	(5,891,788)	(7,557,625)	(1,854,132)	(1,570,970)	(40,382)	(37,950)
Class R6 Shares[1]	(630,426)	(491,943)	(2,295)	(767)	(941)	—
Class I Shares	(33,940,320)	(41,911,211)	(36,708,281)	(43,621,525)	(596,456)	(734,645)
From accumulated net realized gains:
Class A Shares	—	(1,297,258)	—	—	—	(605,461)
Class C Shares	—	(905,042)	—	—	—	(86,096)
Class R6 Shares[1]	—	(35,571)	—	—	—	—
Class I Shares	—	(4,004,010)	—	—	—	(1,908,617)
Decrease in net assets from distributions to shareholders	(48,366,758)	(68,194,898)	(44,489,822)	(51,516,672)	(772,553)	(3,656,056)
Fund Share Transactions
Proceeds from sale of shares	294,992,741	418,651,158	312,916,856	624,702,284	4,362,215	20,467,584
Proceeds from shares issued to shareholders due to reinvestment of distributions	41,712,386	57,493,067	42,308,580	49,744,196	294,390	1,613,308
	336,705,127	476,144,225	355,225,436	674,446,480	4,656,605	22,080,892
Cost of shares redeemed	(577,242,163)	(709,834,447)	(558,792,362)	(674,728,534)	(7,061,411)	(25,274,686)
Net increase (decrease) in net assets from Fund share transactions	(240,537,036)	(233,690,222)	(203,566,926)	(282,054)	(2,404,806)	(3,193,794)
Net increase (decrease) in net assets	(240,778,018)	(360,690,493)	(215,070,739)	(50,758,046)	(2,349,140)	(8,360,288)
Net assets at the beginning of period	888,022,788	1,248,713,281	1,054,228,716	1,104,986,762	15,790,767	24,151,055
Net assets at the end of period	$647,244,770	$888,022,788	$839,157,977	$1,054,228,716	$13,441,627	$15,790,767
Undistributed (Over-distribution of) net investment income at the end of period	$2,422,453	$2,830,407	$1,953,212	$1,088,343	$(90,641)	$(103,798)

1	Symphony High Yield Bond’s Class R6 Shares were established on June 30, 2016.

See accompanying notes to financial statements.

60	NUVEEN

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NUVEEN	61

Financial

Highlights

Symphony Credit Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/10)
2016	$19.67	$1.31	$0.47	$1.78	$(1.34)	$—	$(1.34)	$20.11
2015	22.19	1.31	(2.46)	(1.15)	(1.25)	(0.12)	(1.37)	19.67
2014	22.33	1.22	0.06	1.28	(1.28)	(0.14)	(1.42)	22.19
2013	21.85	1.26	0.68	1.94	(1.36)	(0.10)	(1.46)	22.33
2012	19.45	1.27	2.49	3.76	(1.36)	—	(1.36)	21.85
Class C (4/10)
2016	19.64	1.17	0.47	1.64	(1.20)	—	(1.20)	20.08
2015	22.16	1.16	(2.48)	(1.32)	(1.08)	(0.12)	(1.20)	19.64
2014	22.30	1.05	0.05	1.10	(1.10)	(0.14)	(1.24)	22.16
2013	21.82	1.10	0.67	1.77	(1.19)	(0.10)	(1.29)	22.30
2012	19.42	1.11	2.49	3.60	(1.20)	—	(1.20)	21.82
Class R6 (10/14)
2016	19.69	1.38	0.46	1.84	(1.39)	—	(1.39)	20.14
2015(e)	22.22	1.38	(2.49)	(1.11)	(1.30)	(0.12)	(1.42)	19.69
Class I (4/10)
2016	19.67	1.36	0.47	1.83	(1.39)	—	(1.39)	20.11
2015	22.20	1.37	(2.48)	(1.11)	(1.30)	(0.12)	(1.42)	19.67
2014	22.33	1.28	0.06	1.34	(1.33)	(0.14)	(1.47)	22.20
2013	21.85	1.32	0.67	1.99	(1.41)	(0.10)	(1.51)	22.33
2012	19.45	1.33	2.48	3.81	(1.41)	—	(1.41)	21.85

62	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

9.73%	$97,672	1.03%	6.88%	1.03%	6.88%	42%
(5.48)	156,026	1.03	6.13	1.03	6.13	40
5.75	274,366	1.00	5.33	1.00	5.33	54
9.15	246,562	1.03	5.70	1.03	5.70	77
19.72	77,603	1.13	5.99	1.07	6.05	83

8.92	87,788	1.79	6.16	1.79	6.16	42
(6.21)	116,809	1.78	5.41	1.78	5.41	40
4.96	176,017	1.75	4.61	1.75	4.61	54
8.36	92,576	1.78	4.98	1.78	4.98	77
18.87	41,128	1.88	5.24	1.82	5.29	83

10.06	9,146	0.70	7.27	0.70	7.27	42
(5.27)	8,643	0.70	6.47	0.70	6.47	40

9.96	452,639	0.78	7.14	0.78	7.14	42
(5.23)	606,545	0.78	6.39	0.78	6.39	40
6.05	798,330	0.75	5.62	0.75	5.62	54
9.36	333,666	0.78	5.95	0.78	5.95	77
20.08	136,009	0.88	6.29	0.82	6.34	83

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period October 1, 2014 (commencement of operations) through September 30, 2015.

See accompanying notes to financial statements.

NUVEEN	63

Financial Highlights (continued)

Symphony Floating Rate Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/11)
2016	$19.76	$0.95	$(0.03)	$0.92	$(0.97)	$—	$(0.97)	$19.71
2015	20.68	0.90	(0.90)	—	(0.92)	—	(0.92)	19.76
2014	20.70	0.85	(0.04)	0.81	(0.82)	(0.01)	(0.83)	20.68
2013	20.15	0.73	0.83	1.56	(0.93)	(0.08)	(1.01)	20.70
2012	18.57	1.01	1.66	2.67	(1.09)	—	(1.09)	20.15
Class C (5/11)
2016	19.76	0.81	(0.04)	0.77	(0.82)	—	(0.82)	19.71
2015	20.66	0.74	(0.89)	(0.15)	(0.75)	—	(0.75)	19.76
2014	20.68	0.69	(0.04)	0.65	(0.66)	(0.01)	(0.67)	20.66
2013	20.13	0.58	0.83	1.41	(0.78)	(0.08)	(0.86)	20.68
2012	18.56	0.87	1.64	2.51	(0.94)	—	(0.94)	20.13
Class R6 (1/15)
2016	19.77	0.87	0.12	0.99	(1.02)	—	(1.02)	19.74
2015(e)	20.38	0.62	(0.60)	0.02	(0.63)	—	(0.63)	19.77
Class I (5/11)
2016	19.77	1.00	(0.03)	0.97	(1.02)	—	(1.02)	19.72
2015	20.69	0.95	(0.90)	0.05	(0.97)	—	(0.97)	19.77
2014	20.71	0.90	(0.04)	0.86	(0.87)	(0.01)	(0.88)	20.69
2013	20.14	0.77	0.86	1.63	(0.98)	(0.08)	(1.06)	20.71
2012	18.57	1.07	1.64	2.71	(1.14)	—	(1.14)	20.14

64	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

4.88%	$122,787	1.00%		4.93%		1.00%		4.93%		40%
(0.04)	157,579	0.96		4.39		0.96		4.39		42
3.96	131,751	0.98		4.06		0.98		4.06		41
7.92	88,575	1.13		3.56		1.07		3.62		53
14.74	1,088	1.91		4.30		1.07		5.14		210

4.14	46,412	1.75		4.22		1.75		4.22		40
(0.82)	45,962	1.71		3.65		1.71		3.65		42
3.17	40,407	1.73		3.31		1.73		3.31		41
7.12	29,492	1.85		2.83		1.82		2.86		53
13.82	487	2.70		3.58		1.82		4.46		210

5.24	1,658	0.70		5.30		0.70		5.30		40
0.03	24	0.68	*	4.51	*	0.68	*	4.51	*	42

5.14	668,302	0.75		5.19		0.75		5.19		40
0.21	850,663	0.70		4.65		0.70		4.65		42
4.20	932,829	0.72		4.30		0.72		4.30		41
8.28	393,624	0.84		3.81		0.82		3.83		53
14.90	10,346	1.63		4.62		0.82		5.42		210

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period January 28, 2015 (commencement of operations) through September 30, 2015.
*	Annualized

See accompanying notes to financial statements.

NUVEEN	65

Financial Highlights (continued)

Symphony High Yield Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/12)
2016	$16.26	$0.92	$0.21	$1.13	$(0.93)	$—	$(0.93)	$16.46
2015	22.05	1.05	(2.63)	(1.58)	(1.12)	(3.09)	(4.21)	16.26
2014	21.53	1.27	0.67	1.94	(1.37)	(0.05)	(1.42)	22.05
2013(e)	20.00	0.49	1.75	2.24	(0.71)	—	(0.71)	21.53
Class C (12/12)
2016	16.22	0.82	0.18	1.00	(0.81)	—	(0.81)	16.41
2015	21.99	0.90	(2.61)	(1.71)	(0.97)	(3.09)	(4.06)	16.22
2014	21.47	1.08	0.69	1.77	(1.20)	(0.05)	(1.25)	21.99
2013(e)	20.00	0.73	1.37	2.10	(0.63)	—	(0.63)	21.47
Class R6 (6/16)
2016(f)	15.74	0.22	0.75	0.97	(0.21)	—	(0.21)	16.50
Class I (12/12)
2016	16.27	0.98	0.18	1.16	(0.97)	—	(0.97)	16.46
2015	22.06	1.10	(2.63)	(1.53)	(1.17)	(3.09)	(4.26)	16.27
2014	21.54	1.29	0.70	1.99	(1.42)	(0.05)	(1.47)	22.06
2013(e)	20.00	0.95	1.33	2.28	(0.74)	—	(0.74)	21.54

66	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

7.34%	$2,054	1.83%		5.06%		1.05%		5.84%		74%
(7.25)	2,860	1.59		5.10		1.07		5.63		154
9.10	9,037	1.18		5.53		1.07		5.64		178
11.24	32,646	0.94	*	2.93	*	0.94	*	2.93	*	185

6.46	939	2.59		4.39		1.80		5.19		74
(7.93)	828	2.32		4.50		1.82		5.01		154
8.31	549	2.10		4.54		1.82		4.83		178
10.53	110	2.65	*	3.45	*	1.82	*	4.28	*	185

6.15	1,134	2.39	*	6.42	*	0.70	*	8.10	*	74

7.55	9,314	1.59		5.38		0.80		6.17		74
(7.01)	12,103	1.34		5.51		0.82		6.03		154
9.36	14,565	1.11		5.43		0.82		5.72		178
11.43	5,820	1.90	*	4.47	*	0.82	*	5.56	*	185

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period December 10, 2012 (commencement of operations) through September 30, 2013.
(f)	For period June 30, 2016 (commencement of operations) through September 30, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	67

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust III (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony Credit Opportunities Fund (“Symphony Credit Opportunities”), Nuveen Symphony Floating Rate Income Fund (“Symphony Floating Rate Income”) and Nuveen Symphony High Yield Bond Fund (“Symphony High Yield Bond”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on August 20, 1998.

The end of the reporting period for the Funds is September 30, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management LLC (“Symphony”), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds.

Investment Objectives

The investment objective of Symphony Credit Opportunities and Symphony High Yield Bond is to seek current income and capital appreciation. Symphony Floating Rate Income’s investment objective is to seek a high level of current income and the secondary investment objective of the Fund is to seek capital appreciation.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Outstanding when-issued/delayed delivery purchase commitments	$6,828,047	$63,585,413	$755,379

Investment Income

Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects fee income, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

68	NUVEEN

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more ($500,000 or more for Symphony Floating Rate Income) are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their settled shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

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Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

70	NUVEEN

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Symphony Credit Opportunities	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks**	$—	$4,064,339	$—	***	$4,064,339
$25 Par (or similar) Retail Preferred	—	22,368	—		22,368
Convertible Bonds	—	3,361,430	—		3,361,430
Corporate Bonds	—	494,641,477	—		494,641,477
Variable Rate Senior Loan Interests	—	104,159,646	—		104,159,646
Warrants**	—	—	37,683		37,683
Short-Term Investments:
Repurchase Agreements	—	33,257,285	—		33,257,285
Total	$—	$639,506,545	$37,683		$639,544,228

Symphony Floating Rate Income
Long-Term Investments*:
Common Stocks**	$65,518	$2,169,969	$—		$2,235,487
$25 Par (or similar) Retail Preferred	—	7,726	—		7,726
Corporate Bonds	—	90,586,449	—		90,586,449
Variable Rate Senior Loan Interests	—	705,625,631	—		705,625,631
Short-Term Investments:
Repurchase Agreements	—	81,428,433	—		81,428,433
Total	$65,518	$879,818,208	$—		$879,883,726

Symphony High Yield Bond
Long-Term Investments*:
Convertible Bonds	$—	$125,075	$—		$125,075
Corporate Bonds	—	11,346,309	—		11,346,309
Variable Rate Senior Loan Interests	—	1,099,239	—		1,099,239
Short-Term Investments:
Repurchase Agreements	—	1,491,534	—		1,491,534
Total	$—	$14,062,157	$—		$14,062,157
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.
***	Value equals zero as of the end of the reporting period.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

NUVEEN	71

Notes to Financial Statements (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Symphony Credit Opportunities	Fixed Income Clearing Corporation	$33,257,285	$(33,257,285)	$—
Symphony Floating Rate Income	Fixed Income Clearing Corporation	81,428,433	(81,428,433)	—
Symphony High Yield Bond	Fixed Income Clearing Corporation	1,491,534	(1,491,534)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When the Fund has bought (sold) protection in a credit default swap, upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the

72	NUVEEN

prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps (, net)” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, Symphony Credit Opportunities and Symphony High Yield Bond invested in credit default swaps, which were used to provide a benefit if particular bonds’ credit quality worsened.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

	Symphony Credit Opportunities	Symphony High Yield Bond
Average notional amount of credit default swap contracts outstanding*	$3,600,000	$20,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Symphony Credit Opportunities	Credit	Swaps	$(1,097,714)	$(172,096)
Symphony High Yield Bond	Credit	Swaps	(14,655)	—

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

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Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 9/30/16		Year Ended 9/30/15
Symphony Credit Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,661,161	$31,154,743	4,413,888	$95,144,627
Class C	610,132	11,592,878	960,690	20,671,618
Class R6	37,688	704,943	450,821	9,932,958
Class I	13,284,896	251,540,177	13,658,475	292,901,955
Shares issued to shareholders due to reinvestment of distributions:
Class A	393,538	7,438,401	587,427	12,496,825
Class C	268,562	5,072,308	323,854	6,868,508
Class R6	33,237	630,426	24,888	527,515
Class I	1,507,681	28,571,251	1,770,547	37,600,219
	17,796,895	336,705,127	22,190,590	476,144,225
Shares redeemed:
Class A	(5,129,364)	(96,331,852)	(9,432,042)	(201,197,502)
Class C	(2,453,677)	(46,142,540)	(3,281,135)	(69,722,126)
Class R6	(55,860)	(1,072,948)	(36,772)	(790,727)
Class I	(23,113,003)	(433,694,823)	(20,563,458)	(438,124,092)
	(30,751,904)	(577,242,163)	(33,313,407)	(709,834,447)
Net increase (decrease)	(12,955,009)	$(240,537,036)	(11,122,817)	$(233,690,222)

	Year Ended 9/30/16		Year Ended 9/30/15
Symphony Floating Rate Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,171,638	$61,262,975	5,137,755	$105,226,310
Class C	649,641	12,628,283	886,113	18,130,182
Class R6	82,743	1,630,000	1,227	25,000
Class I	12,356,988	237,395,598	24,527,257	501,320,792
Shares issued to shareholders due to reinvestment of distributions:
Class A	291,097	5,610,082	297,226	6,055,706
Class C	87,264	1,681,205	70,500	1,436,225
Class R6	6	125	—	—
Class I	1,816,356	35,017,168	2,070,454	42,252,265
	18,455,733	355,225,436	32,990,532	674,446,480
Shares redeemed:
Class A	(5,208,198)	(99,753,062)	(3,832,231)	(78,308,109)
Class C	(708,894)	(13,611,689)	(586,147)	(11,961,848)
Class R6	—	—	—	—
Class I	(23,313,419)	(445,427,611)	(28,657,058)	(584,458,577)
	(29,230,511)	(558,792,362)	(33,075,436)	(674,728,534)
Net increase (decrease)	(10,774,778)	$(203,566,926)	(84,904)	$(282,054)

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	Year Ended 9/30/16		Year Ended 9/30/15
Symphony High Yield Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	132,892	$2,045,235	524,300	$10,396,279
Class C	22,850	358,787	39,543	701,696
Class R6[1]	68,743	1,125,000	—	—
Class I	52,341	833,193	506,859	9,369,609
Shares issued to shareholders due to reinvestment of distributions:
Class A	7,659	121,446	50,123	872,222
Class C	2,367	37,370	6,366	109,150
Class R6[1]	—	—	—	—
Class I	8,551	135,574	36,627	631,936
	295,403	4,656,605	1,163,818	22,080,892
Shares redeemed:
Class A	(191,624)	(3,017,795)	(808,401)	(16,126,946)
Class C	(19,045)	(289,558)	(19,825)	(348,732)
Class R6[1]	—	—	—	—
Class I	(238,979)	(3,754,058)	(459,813)	(8,799,008)
	(449,648)	(7,061,411)	(1,288,039)	(25,274,686)
Net increase (decrease)	(154,245)	$(2,404,806)	(124,221)	$(3,193,794)
[1]	Class R6 Shares were established on June 30, 2016.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Purchases	$262,312,451	$327,505,013	$8,784,470
Sales and maturities	427,999,265	514,386,654	9,738,297

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of September 30, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Cost of investments	$716,239,646	$928,618,786	$14,762,092
Gross unrealized:
Appreciation	$15,007,743	$9,029,939	$419,225
Depreciation	(91,703,161)	(57,764,999)	(1,119,160)
Net unrealized appreciation (depreciation) of investments	$(76,695,418)	$(48,735,060)	$(699,935)

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Notes to Financial Statements (continued)

Permanent differences, primarily due to federal taxes paid, bond premium amortization adjustments and treatment of notional principal contracts resulted in reclassifications among the Funds’ components of net assets as of September 30, 2016, the Funds’ tax year end, as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Capital paid-in	$(6,859)	$(12,293)	$—
Undistributed (Over-distribution of) net investment income	859,330	1,595,554	10,123
Accumulated net realized gain (loss)	(852,471)	(1,583,261)	(10,123)

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2016, the Funds’ tax year end, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Undistributed net ordinary income[1],2	$8,615,486	$8,383,137	$8,669
Undistributed net long-term capital gains	—	—	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2016 through September 30, 2016, and paid on October 3, 2016.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2016 and September 30, 2015, was designated for purposes of the dividends paid deduction as follows:

2016	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Distributions from net ordinary income[2]	$49,669,554	$45,216,039	$794,263
Distributions from net long-term capital gains[3]	—	—	—
Return of capital	—	—	—

2015	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Distributions from net ordinary income[2]	$65,225,645	$51,182,063	$3,622,122
Distributions from net long-term capital gains	4,057,187	—	47,169
Return of capital	—	—	31,924
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[3]	The Funds hereby designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for tax year ended September 30, 2016.

As of September 30, 2016, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Capital losses to be carried forward – not subject to expiration	$61,336,054	$25,236,986	$1,878,573

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

76	NUVEEN

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
For the first $125 million	0.4500%	0.4500%	0.4500%
For the next $125 million	0.4375	0.4375	0.4375
For the next $250 million	0.4250	0.4250	0.4250
For the next $500 million	0.4125	0.4125	0.4125
For the next $1 billion	0.4000	0.4000	0.4000
For net assets over $2 billion	0.3750	0.3750	0.3750

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2016, the complex-level fee for each Fund was 0.1607%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitation expiring January 31, 2018 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Funds. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.

Fund	Temporary Expense Cap		Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony Credit Opportunities	0.79	%*	January 31, 2018	1.35%
Symphony Floating Rate Income	0.85		January 31, 2018	1.10
Symphony High Yield Bond	0.79	**	January 31, 2018	N/A
*	Effective June 30, 2016. Prior to June 30, 2016, the Fund did not have any Temporary Expense Cap.
**	Effective June 30, 2016. Prior to June 30, 2016, the Fund’s Temporary Expense Cap was 0.85%.
N/A	– Not applicable.

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Sales charges collected (Unaudited)	$155,333	$264,220	$4,413
Paid to financial intermediaries (Unaudited)	146,180	248,160	3,943

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Notes to Financial Statements (continued)

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Commission advances (Unaudited)	$182,348	$283,014	$2,873

To compensate for commissions advanced to financial intermediaries all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
12b-1 fees retained (Unaudited)	$103,188	$—	$—

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
CDSC retained (Unaudited)	$13,219	$84,460	$730

As of the end of the reporting period, Nuveen owned shares of the following Funds as follows:

	Symphony Floating Rate Income	Symphony High Yield Bond
Class A Shares	—	2,500
Class C Shares	—	2,500
Class R6 Shares	1,227	1,588
Class I Shares	—	473,594

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Funds had no such unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.

9. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

$2.5 Billion Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment

78	NUVEEN

purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which includes the Funds. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

10. Subsequent Events

$96.7 Million Committed Line of Credit

On October 14, 2016, Symphony Credit Opportunities and Symphony Floating Rate Income, along with certain of the Participating Funds (the “Subset of Participating Funds”), have established a 364-day, $96,687,000 standby credit facility with a lender, under which the Subset of Participating Funds may borrow for various purposes other than leveraging for investment purposes. This standby credit facility is in addition to the $2.5 billion standby credit facility noted previously in Note 9 – Borrowings Arrangements, $2.5 Billion Committed Line of Credit. The Subset of Participating Funds may only borrow from either the $96,687,000 standby credit facility or the $2.5 billion standby credit facility at any one time. This standby credit facility expires in October 2017 unless extended or renewed.

This standby credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds will pay administration, legal and arrangement fees, which will be recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, will be allocated among such Subset of Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Subset of Participating Fund.

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Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Symphony Asset Management LLC 555 California Street Rene Suite 2975 San Francisco, CA 94104	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

80	NUVEEN

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch U.S. High Yield Master II Index: Tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fee.

Beta: A measure of the volatility of a portfolio relative to the overall market. A beta less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market.

Credit Suisse Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Custom Benchmark Index: An index comprised 60% of the BofA/Merrill Lynch U.S. High Yield Master II Index and 40% Credit Suisse Leveraged Loan Index. The BofA/Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The Credit Suisse Leveraged Loan Index is a representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper High Yield Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Loan Participation Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Loan Participation Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

NUVEEN	81

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of each Fund (the “Board,” and each Trustee a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Symphony Asset Management LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews the Investment Management Agreement and the Sub-Advisory Agreement on behalf of such Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance

82	NUVEEN

for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of the Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in (or, in certain cases, the adoption of) a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth, including Nuveen Symphony Credit Opportunities Fund (the “Credit Fund”), which adopted a temporary expense cap, and Nuveen Symphony High Yield Bond Fund (the “High Yield Fund”), which reduced its temporary expense cap.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015 (or for such shorter periods available for Nuveen Symphony Floating Rate Income Fund (the “Floating Rate Fund”) and the High Yield Fund, which did not exist for part of the foregoing time frame), as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

NUVEEN	83

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For the Credit Fund, the Board noted that the Fund underperformed its benchmark in the one-, three- and five-year periods and, although the Fund ranked in its Performance Peer Group in the third quartile in the five-year period, the Fund ranked in the fourth quartile in the one- and three-year periods. The Board discussed with management the factors that detracted from the Fund’s performance, including the Fund’s overweight exposure to high yield, lower rated corporate bonds, underweight in loans and investment in companies in the gaming and healthcare sectors. The Board considered some changes in the Fund’s portfolio holdings and noted that the Fund ranked in the first quartile for the quarter ending March 31, 2016. The Board will continue to monitor the progress of this Fund.

For the Floating Rate Fund, the Board noted that, although the Fund underperformed its benchmark in the one- and three-year periods and ranked in the fourth quartile in its Performance Peer Group in the one-year period, the Fund ranked in the first quartile in the longer three-year period. The Board determined that the Fund’s performance overall had been satisfactory.

For the High Yield Fund, the Board noted that, although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three-year period. Further, although the Fund ranked in the fourth quartile in its Performance Peer Group in the one-year period, the Fund ranked in the first quartile in the longer three-year period. The Board determined that the Fund’s performance overall had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. In this regard, as noted above, the Board considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to such funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen. In this regard, the Board noted that the Adviser agreed to adopt a temporary expense cap for the Credit Fund and to reduce the temporary expense cap for the High Yield Fund.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness

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of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered the fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Board noted that the Funds had net management fees and net expense ratios below their peer averages. The Board also noted that the Adviser agreed to adopt a temporary expense cap for the Credit Fund and to reduce the temporary expense cap for the High Yield Fund.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser. The Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. With respect to the Sub-Adviser, such other clients included equity and taxable fixed-income hedge funds and the Board reviewed the average fee rate and range of fee rates along with the performance fee assessed such clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Funds had a sub-adviser, each Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

NUVEEN	85

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that subject to certain exceptions, the funds in the Nuveen complex, including the Funds, pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from expense caps (as applicable), fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year for the funds. In this regard, the Independent Board Members noted that additional economies of scale were shared with shareholders of each Fund through its temporary expense cap and/or permanent expense cap.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder

86	NUVEEN

services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

NUVEEN	87

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	178
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	178
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	178
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	178

NUVEEN	88

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	178
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	178
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	178
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	178
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	178

89	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	178

Interested Trustee:
William Adams IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	178
Margo L. Cook(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Co-President (since October 2016), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	178

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen Investments Holdings, Inc.; Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	104
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	179
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	179

NUVEEN	90

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Vice President (since 2016), formerly, Vice President (2011- 2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	179
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	179
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	179
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	179
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	179
Christopher M. Rohrbacher 1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Senior Vice President (since 2011) formerly, Vice President (2008-2011) and Assistant General Counsel (since 2008) of Nuveen Investments Holdings, Inc.; Senior Vice President and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	179
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	179
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2011); formerly Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	104

91	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	179

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

NUVEEN	92

Notes

NUVEEN	93

Notes

94	NUVEEN

Notes

NUVEEN	95

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $244 billion in assets as of September 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MAN-SCFR-0916D        20914-INV-Y-11/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

Fiscal Year Ended September 30, 2016	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Symphony Credit Opportunities Fund	36,725	0	0	0
Nuveen Symphony Floating Rate Income Fund	34,655	0	0	0
Nuveen Symphony High Yield Bond Fund	32,585	0	0	0

Total	$103,965	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Symphony Credit Opportunities Fund	0%	0%	0%	0%
Nuveen Symphony Floating Rate Income Fund	0%	0%	0%	0%
Nuveen Symphony High Yield Bond Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2015	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Symphony Credit Opportunities Fund	35,500	0	0	0
Nuveen Symphony Floating Rate Income Fund	33,500	0	0	0
Nuveen Symphony High Yield Bond Fund	31,500	0	0	0

Total	$100,500	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Symphony Credit Opportunities Fund	0%	0%	0%	0%
Nuveen Symphony Floating Rate Income Fund	0%	0%	0%	0%
Nuveen Symphony High Yield Bond Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2016	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2015	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2016	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Symphony Credit Opportunities Fund	0	0	0	0
Nuveen Symphony Floating Rate Income Fund	0	0	0	0
Nuveen Symphony High Yield Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended September 30, 2015	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Symphony Credit Opportunities Fund	0	0	0	0
Nuveen Symphony Floating Rate Income Fund	0	0	0	0
Nuveen Symphony High Yield Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

        Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust III

By (Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme
Vice President and Secretary

Date: December 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: December 8, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: December 8, 2016